      NATIONS
        SEPARATE ACCOUNT TRUST




                                               Semi-Annual Report, June 30, 2001







                                                                   Nations Funds

TABLE OF CONTENTS

                                     PORTFOLIO COMMENTARY
                                     Nations Separate Account Trust Marsico International            2
                                       Opportunities Portfolio
                                     Nations Separate Account Trust International Value Portfolio    4
                                     Nations Separate Account Trust Marsico Focused Equities         6
                                       Portfolio
                                     Nations Separate Account Trust Marsico 21st Century             8
                                       Portfolio
                                     Nations Separate Account Trust Marsico Growth & Income         11
                                       Portfolio
                                     Nations Separate Account Trust MidCap Growth Portfolio         13
                                     Nations Separate Account Trust High Yield Bond Portfolio       15
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       17
                                     Statements of operations                                       36
                                     Statements of changes in net assets                            38
                                     Schedules of capital stock activity                            42
                                     Financial highlights                                           44
                                     Notes to financial statements                                  46

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO
--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
JAMES G. GENDELMAN,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[LINE GRAPH]

                                                               NATIONS MARSICO INTERNATIONAL
                                                                  OPPORTUNITIES PORTFOLIO                   MSCI EAFE
                                                               -----------------------------                ---------
Mar. 26 1998                                                              10000.00                           10000.00
                                                                          10190.00                           10106.00
                                                                          10311.00                           10461.00
1999                                                                      10973.00                           10876.00
                                                                          14750.00                           13282.00
2000                                                                      14483.00                           12742.00
                                                                          12714.00                           11400.00
Jun. 30 2001                                                              11565.00                            9705.00

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                SINCE
                                    1 YEAR    INCEPTION*
NATIONS MARSICO INTERNATIONAL       -20.15%      4.56%
  OPPORTUNITIES PORTFOLIO
MSCI EAFE                           -23.84%     -0.91%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico International Opportunities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS INTERNATIONAL GROWTH PORTFOLIO WAS RENAMED NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT SUB-ADVISER ALSO CHANGED AS OF MAY 1, 2001. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR INVESTMENT SUB-ADVISERS DURING THE REPORTING PERIOD ARE REFLECTED BELOW.


HOW DID THE PORTFOLIO PERFORM?

For the period January 1, 2001 through April 30, 2001, the Portfolio outperformed the benchmark, falling 4.03%, versus the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1) return of -7.81%. During this period, the Portfolio's investment sub-adviser used a "bottom-up" approach to selecting securities, looking for companies with: high quality and sustainable earnings; high growth potential over a two-year investment horizon; quality management teams; the ability to finance growth internally; and strong financial results.

For the period May 1, 2001 through June 30, 2001, the Portfolio declined 5.22% versus the MSCI EAFE Index, which was down 7.66%. During this period and going forward, Marsico Capital Management, LLC looks for companies with earnings growth potential that may not be recognized by other investors. Once an investment opportunity is identified, the portfolio manager uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-town" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. This process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management. The resulting portfolio is comprised substantially of between 35 and 50 common stocks of large foreign companies.

For the six-month period ended June 30, 2001, the Portfolio significantly outperformed the Index by returning -9.04% versus -14.87% for the MSCI EAFE Index.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

For the period January 1, 2001 through April 30, 2001, the Portfolio outperformed the MSCI EAFE Index primarily because of stock selection. An emphasis on select technology, media and telecommunications (TMT) and other growth stock sectors helped. Regional asset allocation also benefited performance. Specifically, exposure to emerging markets and an underweighted stance in pan-Europe and an overweight in Pacific ex-Japan contributed positively to performance.

For the period May 1, 2001 through June 30, 2001, we were able to steer the Portfolio through the MSCI EAFE Index's decline towards the end of the period with selective overweighting in pharmaceutical stocks, niche financial service stocks and life cycle change companies.

INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1)The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It not available for investment.
(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO (CONTINUED)

The pharmaceutical stocks emphasized included Shire Pharmaceuticals Inc., GlaxoSmithKline plc and Elan Corporation plc. All of these stocks, we feel, are uniquely positioned and attractively valued versus their growth rates.

The niche financial service stocks that performed well were Northern Rock plc, a U.K. mortgage bank, and AMB Generali Holding AG, a German insurance company.

We have found what we feel to be some interesting life cycle change names (stocks that are experiencing a catalyst that we believe will lead to higher earnings) that have benefited the Portfolio. These include Unilever NV, a Dutch food company, KarstadtQuelle AG, a German retailer and Allianz AG, a German insurance company. All of these companies appear to be undergoing strategy changes that may lead to higher earnings.

Finally, we feel that by under weighting the technology, media and telecommunications sectors, some of the more risky areas currently in the international markets may have been avoided.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

Looking forward, we are optimistic about opportunities to identify even more companies undergoing strategic changes in the coming year. Because we are in a tough economic environment worldwide, the visibility of life cycle change companies may likely become more apparent. Stock selection has become increasingly important given the current volatility in equity markets and the potential for unexpected earnings across sectors regardless of how they perform in aggregate.

Currently, as the economic slowdown grows in Europe and Japan, it may take an economic recovery by the U.S. to aid the rest of the world from its waning.

We remain cautious in the near term regarding international markets because of the worldwide economic slowdown, which reduces earnings visibility. We sense this is particularly true for technology and telecommunications companies, which we believe may not pull out of their slump for at least 12 to 18 months.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS INTERNATIONAL
VALUE PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
LARGECAP INVESTMENT COMMITTEE,
Brandes Investment Partners, L.P.
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[LINE GRAPH]

                                                                NATIONS INTERNATIONAL VALUE
                                                                         PORTFOLIO                          MSCI EAFE
                                                                ---------------------------                 ---------
Jul. 7 2000                                                               10000.00                           10000.00
                                                                           9090.00                            9194.00
                                                                           9465.00                            8947.00
                                                                           8853.00                            7718.00
Jun. 30 2001                                                               9003.00                            7617.00

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                  SINCE
                                                INCEPTION*
NATIONS INTERNATIONAL VALUE PORTFOLIO             -9.97%
MSCI EAFE                                        -23.83%

*Cumulative Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations International Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the six-month period ended June 30, 2001, Nations International Value Portfolio returned -4.88%. Over the same period, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1) declined 14.87%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Throughout the six-month period ending June 30, 2001, a number of factors contributed to a difficult environment for many international markets, including steep declines among technology stocks, rising oil prices, escalating concerns over the potential for global economic slowing and worries about eroding corporate profits. These factors weighed on investor confidence and conspired to drag equity prices lower throughout much of the world.

Declining prices and a significant weighting in Japan negatively influenced returns for the Portfolio during the period. In addition, stock-specific weakness in Spain, Brazil and France also contributed to the Portfolio's overall decline. Solid gains among holdings in South Africa and generally strong returns from positions in the United Kingdom (as well as a significant U.K. weighting) proved positive contributors to the Portfolio's performance in the period.

By far, the greatest negative influence on Portfolio returns during the period was declining prices in the telecommunications industry. Throughout much of the period, telecom stocks fell in tandem with technology stocks. Among the worst-performing telecom holdings during the period were Telefonica SA, ADR (Spain), British Telecommunications plc, ADR (United Kingdom) and Telecomunicacoes Brasileiras SA-Telebras, ADR (Brazil). Many investors perceived economic slowing and profit warnings by leading telecom firms as signs that business prospects were deteriorating. In addition, reports of industry-wide overcapacity and dwindling demand, as well as company-specific reports of financial weakness, also fueled concern. We acknowledge problems within the telecom industry, but believe the market has unfairly punished all telecom companies. Based on our company-by-company research, we believe our telecom holdings remain well positioned to generate wealth for shareholders over the long term. Stock-specific declines within the electrical & electronics industry, such as Alcatel SA, ADR (France) and Matsushita Electric Industrial Company Ltd., ADR (Japan) also adversely affected overall performance.


INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1)The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unavailable for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS INTERNATIONAL
VALUE PORTFOLIO (CONTINUED)

Holdings in the beverages and tobacco industry and the food and household products industry were among the best performers during the period. For example, top-performing beverages and tobacco companies included Diageo plc, ADR (United Kingdom), British American Tobacco plc, ADR (United Kingdom) and South African Breweries, ADR (South Africa). Among the best-performing positions in the food and household products industry were Unilever plc, ADR (United Kingdom) and Reckitt Benckiser (United Kingdom).

De Beers (South Africa -- miscellaneous materials and commodities) was one of the Portfolio's better performers, as well. In May, we sold our shares in the company after shareholders approved an $18.7 billion buy-out bid that makes the company a subsidiary of U.K.-based mining group Anglo American. Months earlier, a consortium led by Anglo American and the Oppenheimer family made an offer for the company that we believed did not fully reflect the value of the De Beers business. After our public resistance to the buy-out bid, the offer was enhanced. As a result, we dropped our opposition to the buy-out and sold our shares in the open market.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

As a "bottom-up" manager, we do not make any "top-down" projections for countries, regions, economies, or interest rates. We choose companies based on a comprehensive review of their fundamental strengths designed to give us a firm understanding of their businesses and intrinsic values. Applied globally, our investment process continues to uncover promising opportunities among developed and emerging markets. The strengths of the Portfolio holdings inspire optimism for long-term outperformance. We believe long-term investors will be rewarded for their patience as stock markets evolve to more accurately reflect companies' underlying values.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[LINE GRAPH]

                                                              NATIONS MARSICO FOCUSED EQUITIES
                                                                         PORTFOLIO                 STANDARD & POOR'S 500 INDEX
                                                              --------------------------------     ---------------------------
Mar. 26 1998                                                              10000.00                           10000.00
                                                                          11470.00                           10343.00
                                                                          13016.00                           11300.00
1999                                                                      15018.00                           12698.00
                                                                          19951.00                           13677.00
2000                                                                      18473.00                           13618.00
                                                                          16796.00                           12432.00
Jun. 30 2001                                                              14592.00                           11600.00

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                SINCE
                                    1 YEAR    INCEPTION*
NATIONS MARSICO FOCUSED EQUITIES    -21.01%     12.28%
  PORTFOLIO
S&P 500                             -14.82%      4.65%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Focused Equities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


Challenges continued to abound for growth-oriented equity investors during the first half of 2001, including high levels of market volatility, persistent concerns over corporate profits and mixed economic news. The first quarter of 2001 proved especially difficult for large capitalization companies. The Standard & Poor's 500 Composite Stock Price Index(1) (S&P 500 Index) declined nearly 12% in the first quarter. However, the second quarter of 2001 represented somewhat of an improvement. The S&P 500 Index posted its best return since the fourth quarter of 1999 -- a relatively long drought that featured four consecutive quarters of negative returns. For the first half of 2001, Nations Marsico Focused Equities Portfolio declined 13.12% versus the S&P 500 Index, which lost 6.69%.



WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


During the first half of 2001, the Portfolio's primary sector allocations were in consumer discretionary (primarily retailing), financial services, health care and industrials. The Portfolio continued to maintain relatively low allocations to the technology sector -- approximately 5% of assets at the end of the first half.


Contributions to performance came primarily from the consumer discretionary and health care services sectors. This included stocks such as Tiffany & Company, Clear Channel Communications, Inc., Tenet Healthcare Corporation and AOL Time Warner Inc.


The underweight in technology helped protect the Portfolio from losses in that sector. However, declines in Nokia Corporation, EMC Corporation, Adobe Corporation and Corning Corporation detracted from performance. It should be noted that Microsoft Corporation was the best performing stock in the Portfolio for the reporting period.


Financial securities adversely affected the performance. We increased the financial services weighting because we were anticipating that the Federal Reserve Board (the Fed) would take steps to reduce interest rates. Concerns that reduced capital market activity would potentially hurt these companies' earnings and revenue growth, however, offset the benefits of interest rate cuts near term. Merrill Lynch & Company, Inc. and Morgan Stanley Dean Witter & Company, Inc. were examples of this.


Certain health care positions -- particularly Genentech, Inc. and Merck & Company, Inc. -- also traded down in the first half. We continue to believe these companies offer long-term growth potential.


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

Our long-term view remains positive, despite the stock market turbulence over the past year. That is not to say that there are no macroeconomic issues of concern to us. We believe, however, there are a number of fundamentally important underpinnings that should


THE PORTFOLIO NORMALLY INVESTS IN 20-30 COMMON STOCKS. BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, IT MAY BE SUBJECT TO GREATER RISK THAN A PORTFOLIO THAT IS MORE FULLY DIVERSIFIED.


(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO (CONTINUED)

translate to positive long-term equity returns. The most important factor is lower interest rates. The Fed acted six times to reduce interest rates during the first half of 2001. In our opinion, they may act again in the future to further reduce rates. While there is some question as to how much time needs to pass before these rate reductions are felt, we believe the Fed's aggressive actions should help stimulate economic activity and may help thwart a protracted U.S. economic slowdown. In support of this, we feel the housing and auto sectors have generally remained strong.

The Bush Administration's income tax reductions may also provide a degree of near-term fiscal stimulus. We feel that consumer spending has displayed remarkable resilience over the past year, even amidst a faltering stock market.

The second important positive macroeconomic factor is inflation. We continue to believe that overall inflation remains constrained and may, in fact, slow during the course of the next year or two. Energy prices for instance, which rose sharply last year, have stabilized recently. Historically, the combination of lower interest rates and stable or lower-trending inflation generally has provided a positive backdrop for equities.

And yet, there are a number of not-so-positive economic factors that are very much in the forefront of today's investing environment. The majority of these, we believe, will be short-term in nature, but clearly they have had an adverse effect on the equity markets over the past six months. Unemployment claims have risen in recent months as corporate layoffs have increased. Export growth has slowed substantially in recent months. This is attributable to economic slowdowns being experienced in Europe and Japan, as well as the startling strength of the U.S. dollar, making imports more expensive. Evidence of weakness exists in many industries. Many manufacturing companies are experiencing substantially curtailed business activity as U.S. factories were operating at about 77% of capacity in May -- the lowest level since 1983(4). Corporate earnings have generally declined across-the-board, highlighted perhaps by a dramatic reversal in fortunes for technology companies.

Last quarter's rally in technology stocks notwithstanding, it is difficult for us to pinpoint much in the way of positive news for this sector as a whole. Future earnings visibility, in our opinion, remains low for many technology companies. Our view, stated succinctly, is that the lull in technology-related spending, coupled with an oversupply of telecommunications equipment and infrastructure, may serve to constrain future earnings and revenue growth for many technology companies for an extended period of time.

We continue to believe that the U.S. remains fundamentally strong from a macroeconomic perspective, and may avoid a deep-rooted recession. We also believe that the U.S. will begin to experience an economic acceleration sometime over the course of the next six to twelve months. In contrast, however, we believe the capital expenditure-driven growth (primarily fueled by technology company spending and the build out of Internet infrastructure) that characterized the 1990s, may be the next consumer-led process. That is one of the driving forces behind the portfolio construction in all of our Portfolios, which, generally, at quarter-end tended to favor investments in sectors such as consumer discretionary, financial services and health care.

(4)The Economist, June 30, 2001.

NATIONS MARSICO
21ST CENTURY PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
JAMES A. HILLARY,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[LINE GRAPH]

                                                  NATIONS MARSICO 21ST                                    STANDARD & POOR'S 500
                                                    CENTURY PORTFOLIO       RUSSELL 1000 GROWTH INDEX             INDEX
                                                  --------------------      -------------------------     ---------------------
Mar. 26 1998                                              10000                       10000                       10000
                                                          10150                       10454                       10343
                                                          10644                       12046                       11300
1999                                                      11887                       13306                       12698
                                                          11682                       16041                       13677
2000                                                      10959                       16721                       13618
                                                           8508                       12444                       12432
Jun. 30 2001                                               6580                       10672                       11600

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                  SINCE
                                     1 YEAR     INCEPTION*
NATIONS MARSICO 21ST CENTURY         -39.96%     -12.04%
  PORTFOLIO
RUSSELL 1000 GROWTH                  -36.18%       2.01%
S&P 500                              -14.82%       4.65%

*Annualized Returns. Inception date is March 27, 1998.
The chart represents a hypothetical investment in Nations Marsico 21st Century Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Russell 1000 Growth Index. Effective May 1, 2001, portfolio management changed the Index to the Standard & Poor's 500 Composite Stock Price Index because it is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.



NATIONS AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED NATIONS MARSICO 21ST CENTURY PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT SUB-ADVISER ALSO CHANGED AS OF MAY 1, 2001. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR INVESTMENT SUB-ADVISERS DURING THE REPORTING PERIOD ARE REFLECTED BELOW.


HOW DID THE PORTFOLIO PERFORM?

For the period January 1, 2001 through April 30, 2001, the Portfolio returned -18.06%, compared to a total rate of return of -10.90% for the Russell 1000 Growth Index(1) (the Index) for the same period. During this period, the portfolio management team looked for long-term growth potential, competitive advantages and sensible business strategies. They used quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued. The team considered the characteristics of the Index as a general baseline, and the Portfolio typically consisted of between 50 and 75 securities.


For the period May 1, 2001 through June 30, 2001, the Portfolio declined 5.62% versus -1.78% for the Standard & Poor's 500 Composite Stock Price Index(2) (S&P 500 Index). The portfolio manager looked for companies with earnings growth potential that may not be recognized by other investors. Once an investment opportunity is identified, the portfolio manager uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. This process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.


For the six-month period ended June 30, 2001, the Portfolio returned -22.67% versus -6.69% for the S&P 500 Index and -14.24% for the Russell 1000 Growth Index.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

For the period January 1, 2001 through April 30, 2001, the Portfolio's overweighted energy position in stocks such as Enron Corporation and underweighted technology position in stocks such as Electronic Data Systems Corporation and International Business Machines Corporation hindered results. The Portfolio was also hampered by poor performance of companies whose results fell below expectations such as Applied Biosystems Corporation, Sycamore Networks, Inc., McCleod USA, Inc., and Guidant Corporation. Conversely, maintaining an overweighted stance in the financial services and communications sectors, as well

(1)The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies, based upon total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO
21ST CENTURY PORTFOLIO (CONTINUED)

as strong security selection in the retail and health care areas, aided performance during the period. The underweighted position in technology especially hurt performance in January and April, as large-cap technology stocks registered explosive, yet unsustainable gains in those months.

For the period May 1, 2001 through June 30, 2001, it may be tempting initially to attribute the Portfolio's performance to its relatively low allocation to technology and telecommunications companies, especially given the second quarter rally in technology stock prices. We were fortunate, however, to have selected good-quality stocks in several technology hardware, equipment, and software companies. This offset potential performance shortfalls resulting from being underweighted in these sectors. In fact, three of the top five contributing stock positions during this period were technology companies. These included McData Corporation, Cree Inc., and Microsoft Corporation. Several of these holdings experienced significant price appreciation during the quarter, and, as a result, some positions were sold for valuation reasons.

Some health care-related holdings also posted positive returns for the Portfolio during the period. Intermune Inc. and Inspire Pharmaceuticals Inc. experienced positive gains and were among the Portfolio's larger positions. The Portfolio had holdings in companies that struggled during the period, such as Merck & Company, Inc. The "sore spot" in the Portfolio's health care allocation was Priority Healthcare Corporation, which declined by more than 18% during the period.

There was some positive news with respect to the Portfolio's consumer-related and financial services holdings, and several of the Portfolio's retail holdings performed well during the quarter. These included Costco Wholesale Corporation and Wal-Mart Stores, Inc. In the financial services arena, the Portfolio's returns were helped by positions in Federal National Mortgage Association and USA Education Inc., which helped offset disappointing performance by Merrill Lynch & Company, Inc.

The Portfolio's primary "Achilles heel" was its allocation to energy-related companies, with approximately 10% of its assets invested in this sector. In aggregate, the Portfolio's energy-related positions experienced a price decline of about 21%. The offending holdings included Smith International, Inc., Massey Energy Company, Calpine Corporation and BJ Services Company.


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(4)

Our long-term view remains positive, despite the stock market turbulence over the past year. That is not to say that there are no macroeconomic issues of concern to us. We believe, however, there are a number of fundamentally important underpinnings that should translate to positive long-term equity returns. The most important factor is lower interest rates. The Federal Reserve Board (the Fed) acted six times to reduce interest rates during the first half of 2001. In our opinion, they may act again in the near future to further reduce rates. While there is some question as to how much time needs to pass before


(4)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
21ST CENTURY PORTFOLIO (CONTINUED)

these rate reductions are felt, we believe the Fed's aggressive actions should help stimulate economic activity and may help thwart a protracted U.S. economic slowdown. In support of this, we feel the housing and auto sectors have generally remained strong.

The Bush Administration's income tax reductions may also provide a degree of near-term fiscal stimulus. We feel that consumer spending has displayed remarkable resilience over the past year, even amidst a faltering stock market.

The second important positive macroeconomic factor is inflation. We continue to believe that overall inflation remains constrained and may, in fact, slow during the course of the next year or two. Energy prices for instance, which rose sharply last year, have stabilized recently. Historically, the combination of lower interest rates and stable or lower-trending inflation generally has provided a positive backdrop for equities.

And yet, there are a number of not-so-positive economic factors that are very much in the forefront of today's investing environment. The majority of these, we believe, will be short-term in nature, but clearly they have had an adverse effect on the equity markets over the past six months. Unemployment claims have risen in recent months as corporate layoffs have increased. Export growth has slowed substantially in recent months. This is attributable to economic slowdowns being experienced in Europe and Japan, as well as the startling strength of the U.S. dollar, making imports more expensive. Evidence of weakness exists in many industries. Many manufacturing companies are experiencing substantially curtailed business activity, as U.S. factories were operating at about 77% of capacity in May -- the lowest level since 1983(5). Corporate earnings have generally declined across-the-board, highlighted perhaps by a dramatic reversal in fortunes for technology companies.

Until we have a greater conviction in the overall earnings outlook for technology, the Portfolio most likely will continue to be somewhat cautiously postured in terms of its allocations to this sector. At quarter-end, the Portfolio had about 21% of its net assets invested in technology and telecommunications companies. As always, we are focused on identifying companies with strong franchises that have compelling "fundamentals," (such as market share gains, improving profit margins, attractive new products, above-average return on equity and return on capital) and are trading at reasonable valuations. For the time being, this has steered us towards sectors such as health care, financial services, consumer-discretionary and energy.

(5)The Economist, June 30, 2001.

NATIONS MARSICO
GROWTH & INCOME PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[LINE GRAPH]

                                                              NATIONS MARSICO GROWTH & INCOME
                                                                         PORTFOLIO                 STANDARD & POOR'S 500 INDEX
                                                              -------------------------------      ---------------------------
Mar. 26 1998                                                               10000                              10000
                                                                           11270                              10343
                                                                           12180                              11300
1999                                                                       13953                              12698
                                                                           18891                              13677
2000                                                                       18300                              13618
                                                                           16544                              12432
Jun. 30 2001                                                               14599                              11600

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                  SINCE
                                      1 YEAR    INCEPTION*
NATIONS MARSICO GROWTH & INCOME       -20.23%     12.29%
  PORTFOLIO
S&P 500                               -14.82%      4.65%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Growth & Income Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

Challenges continued to abound for growth-oriented equity investors during the first half of 2001, including high levels of market volatility, persistent concerns over corporate profits and mixed economic news. The first quarter of 2001 proved especially difficult for large-capitalization companies. The Standard & Poor's 500 Composite Stock Price Index(1) (S&P 500 Index) declined nearly 12% in the first quarter. The second quarter of 2001, however, represented somewhat of an improvement, as the S&P 500 Index posted its best return since the fourth quarter of 1999 -- a relatively long drought that featured four consecutive quarters of negative returns. For the first half of 2001, Nations Marsico Growth & Income Portfolio declined 11.76% versus the S&P 500 Index, which lost 6.69%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

During the first half of 2001, the Portfolio's primary sector allocations were in consumer services (primarily retailing), financial services, health care and industrials. The Portfolio continued to maintain relatively low allocations to the technology sector -- approximately 5% of assets at the end of the first half.


Contributions to performance came primarily from the consumer discretionary and health care services sectors. This included stocks such as Tiffany & Company, Clear Channel Communications, Inc., Tenet Healthcare Corporation and AOL Time Warner Inc. However, certain health care positions -- particularly Genentech, Inc. and Merck & Company, Inc. -- also traded down in the first half. We continue to believe these companies offer long-term growth potential.


The underweight in technology helped protect the Portfolio from losses in that sector. However, declines in Nokia Corporation, EMC Corporation, Adobe Corporation and Corning Corporation detracted from performance. It should be noted that Microsoft Corporation was the best performing stock in the Portfolio for the reporting period.


Financial services adversely affected the Portfolio. We increased the financial services weighting because we were anticipating that the Federal Reserve Board (the Fed) would take steps to reduce interest rates. Concerns that reduced capital market activity would potentially hurt these companies' earnings and revenue growth, however, offset the benefits of interest rate cuts near term. Merrill Lynch & Company, Inc. and Morgan Stanley Dean Witter & Company, Inc. were examples of this.


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

Our long-term view remains positive, despite the stock market turbulence over the past year. That is not to say that there are no macroeconomic issues of concern to us. We believe, however, there are a number of fundamentally important underpinnings that should translate to positive long-term equity returns. The most important factor is lower interest rates. The Fed acted six times to reduce interest rates

(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
GROWTH & INCOME PORTFOLIO (CONTINUED)

during the first half of 2001. In our opinion, they may act again in the near future to further reduce rates. While there is some question as to how much time needs to pass before these rate reductions are felt, we believe the Fed's aggressive actions should help stimulate economic activity and may help thwart a protracted U.S. economic slowdown. In support of this, we feel the housing and auto sectors have generally remained strong.

The Bush Administration's income tax reductions may also provide a degree of near-term fiscal stimulus. We feel that consumer spending has displayed remarkable resilience over the past year, even amidst a faltering stock market.

The second important positive macroeconomic factor is inflation. We continue to believe that overall inflation remains constrained and may, in fact, slow during the course of the next year or two. Energy prices for instance, which rose sharply last year, have stabilized recently. Historically, the combination of lower interest rates and stable or lower-trending inflation generally has provided a positive backdrop for equities.

And yet, there are a number of not-so-positive economic factors that are very much in the forefront of today's investing environment. The majority of these, we believe, will be short-term in nature, but clearly they have had an adverse effect on the equity markets over the past six months. Unemployment claims have risen in recent months, as corporate layoffs have increased. Export growth has slowed substantially in recent months. This is attributable to economic slowdowns being experienced in Europe and Japan, as well as the startling strength of the U.S. dollar, making imports more expensive. Evidence of weakness exists in many industries. Many manufacturing companies are experiencing substantially curtailed business activity; as U.S. factories were operating at about 77% of capacity in May -- the lowest level since 1983(4). Corporate earnings have generally declined across-the-board, highlighted perhaps by a dramatic reversal in fortunes for technology companies.

Last quarter's rally in technology stocks notwithstanding, it is difficult for us to pinpoint much in the way of positive news for this sector as a whole. Future earnings visibility, in our opinion, remains low for many technology companies. Our view, stated succinctly, is that the lull in technology-related spending, coupled with an oversupply of telecommunications equipment and infrastructure, may serve to constrain future earnings and revenue growth for many technology companies for an extended period of time.

We continue to believe that the U.S. remains fundamentally strong from a macroeconomic perspective, will avoid a deep-rooted recession, and, in fact, will begin to experience an economic acceleration sometime over the course of the next six to twelve months. In contrast, however, to the capital expenditure-driven growth (primarily fueled by technology company spending and the build out of Internet infrastructure) that characterized the 1990s, we believe the next recovery will be a consumer-led process. That is one of the driving forces behind the Portfolio construction in all of our Portfolios, which generally at quarter-end tended to favor investments in sectors such as consumer discretionary, financial services and health care.

(4)The Economist, June 30, 2001.

NATIONS MIDCAP
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
GROWTH STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[LINE GRAPH]

                                                                                                   STANDARD & POOR'S MIDCAP 400
                                                              NATIONS MIDCAP GROWTH PORTFOLIO                 INDEX
                                                              -------------------------------      ----------------------------
May 1 2001                                                                 10000                              10000
                                                                            9780                              10233
Jun. 30 2001                                                                9580                              10192

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                               SINCE
                                             INCEPTION*
NATIONS MIDCAP GROWTH PORTFOLIO                -4.20%
S&P MIDCAP 400                                  1.92%

*Cumulative Returns. Inception date is May 1, 2001.

The chart represents a hypothetical investment in Nations MidCap Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the period from May 1, 2001 (commencement of operations) through June 30, 2001, Nations MidCap Growth Portfolio fell 4.20% compared to an increase of 1.92% for the Standard & Poor's MidCap 400 Index(1).


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Although the Federal Reserve Board (the Fed) lowered interest rates six times during the period and Congress gave Americans welcome news in terms of impending tax relief, widespread layoffs, write-downs and earnings misses still plagued businesses. In addition, business sentiment and the Purchasing Managers' Index(3) reached lows that were last seen during the recession of 1991. The positive effects of changes in the economy take time, as the headwinds of past high interest rates and commodity prices are just now subsiding. While investors saw clearer skies in the second quarter of 2001, the rally was largely concentrated in April.


May and June were difficult months for the Portfolio. The performance lag relative to the primary benchmark can be attributed to a handful of stocks and a couple of sectors. Calpine Corporation, an independent power producer with exposure to the California market, fell sharply during the quarter. As if the regulatory and political entanglement in California was not enough, the bankrupt utility PG&E Corporation threatened to reject certain contracts with the company and refuse payment on past-due receivables. We believe, however, these contracts will be honored and that the decline in Calpine's stock price represents an overreaction.


Waters Corporation fell sharply during the second quarter after announcing weakness in its mass spectrometry business. Waters is a leader in the instrumentation segment of the life sciences tools industry. The company has posted consistent earnings growth, but we feel its competitive landscape merits close monitoring.


The Portfolio was hurt by its underweighted position in the consumer-cyclical sectors, particularly retailing. While we currently own a number of outstanding retailers, including Tiffany & Company, Bed Bath and Beyond Inc. and Talbots, Inc., we are remaining selective in this economically sensitive sector due to concerns over its dependence on strong consumer spending patterns. The Portfolio has considerable exposure in the health care sector and had several companies turn in outstanding performances.


INVESTING IN MID-SIZED COMPANIES MAY INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN LARGER, MORE ESTABLISHED COMPANIES. RISKS FOR SMALLER COMPANIES INCLUDE FOR INSTANCE, BUSINESS RISKS, SIGNIFICANT STOCK PRICE FLUCTUATIONS AND ILLIQUIDITY.

(1)The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representations. It is unmanaged and not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The Purchasing Managers' Index (PMI) is a composite index based on the seasonally adjusted diffusion indexes for five of the indicators (New Orders, Production, Supplier Deliveries, Inventories, and Employment) with varying weights. The National Association of Purchasing Management calculates PMI results.

NATIONS MIDCAP
GROWTH PORTFOLIO (CONTINUED)

During the period as a whole, a number of companies performed extremely well. Software companies Citrix Systems, Inc., Quest Software, Inc. and Precise Software Solutions Ltd. matched earnings expectations in the face of weakness throughout the software sector. Sunguard Data, Jack Henry & Associates, Inc. and CSG Systems International, Inc. (all provide outsourced computer services) continued to experience strong secular growth in their respective businesses. The volatile market continued to provide opportunities in many existing holdings at attractive prices. In addition, we initiated positions in Talbots, Inc., Circuit City Stores -- Circuit City Group and Amphenol, while removing Biogen and Styker from the Portfolio after they reached historically high valuations.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(4)

Only a year or so ago, mid- and small-cap investors lamented the treatment they were receiving from investors who ignored the wonderful growth prospects of so many companies simply because they were not large-cap stocks. Today, we believe much of that has corrected and there no longer appears to be scores of woefully undervalued stocks that don't reflect their growth potential.

While technology stocks have recently experienced enormous volatility, we remain undeterred and continue to place a heavy emphasis on the best of breed companies in technology and telecommunications that can dominate their rapidly growing markets. We think many compelling growth opportunities exist outside of technology. We also will continue to focus on areas such as health care, retailing, broadcasting, capital goods and select financials. Our challenge is to identify businesses with sustainable competitive advantages and the ability to consistently produce superior growth in revenue, cash flow and earnings.

(4)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS HIGH YIELD
BOND PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
HIGH YIELD PORTFOLIO MANAGEMENT
TEAM,
MacKay Shields LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[LINE GRAPH]

                                                             NATIONS HIGH YIELD BOND PORTFOLIO     CSFB GLOBAL HIGH YIELD INDEX
                                                             ---------------------------------     ----------------------------
Jul. 7 2000                                                                10000                              10000
                                                                            9970                              10068
                                                                            9466                               9559
                                                                           10058                              10031
Jun. 30 2001                                                                9963                               9969

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                  SINCE
                                                INCEPTION*
NATIONS HIGH YIELD BOND PORTFOLIO                 -0.37%
CSFB GLOBAL HIGH YIELD                            -0.31%

*Cumulative Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations High Yield Bond Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2001, Nations High Yield Bond Portfolio returned 5.25%. The Portfolio outperformed the 4.29% return of the Credit Suisse First Boston (CSFB) Global High Yield Bond Index(1) (the Index) for the period.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The Portfolio's ability to outperform the Index was due to what it didn't own as well as to what it did. The Portfolio's underweighted positions in telecommunications, and metals and mining helped performance, as these sectors were the year's worst performers. Top performing sectors that contributed to performance were positions in health care and gaming. Having an overweighted position in lower-quality, single B credits had a negative impact on the Portfolio's performance relative to the benchmark, as a flight-to-quality movement caused BB credits to sharply outperform B rated bonds.


Several of the Portfolio's best performers were the result of merger and acquisition activity. Generac Portable, a manufacturer of engine-powered tools, was the top performing position within the Portfolio, following its announcement that Briggs & Stratton had agreed to acquire the firm. Efficient Networks, a maker of digital subscriber line modems, was also a top performer on news that it was being acquired by Siemens. Other top performers were companies the Portfolio purchased at steeply discounted prices and experienced positive earnings. The proposed acquisition of Digital Island by Cable and Wireless plc increased the value of our holdings in Digital Island's debt substantially, making it one of our best performers. As part of the acquisition, Cable and Wireless plc will tender the debt of Digital Island. We sold our holdings in Digital Island to take advantage of this favorable offer and put the money to work in other areas.


Recently the health care sector has benefited from greater government reimbursement, which has increased revenue and earnings for many companies in this industry. With improved earnings for hospitals and nursing homes, many investors have been more attracted to the defensive nature of this sector. The ambiguity of the current economy has lifted the health care sector relative to the rest of the market, as consistent demand has made the sector resilient in uncertainty. Significant holdings that we have in the health care sector are Apria Healthcare Group Inc., Magellan Health Services, Inc., Alaris Medical Systems, Inc., Medaphis and Team Health, Inc.


Unfortunately, the Portfolio suffered from a severe credit setback at ICG Communications, a competitive local-exchange carrier. After the Portfolio purchased the company's bonds, ICG received $750 million in cash equity from Liberty Media and Hicks Muse. Shortly thereafter, however, poor execution led the company into Chapter 11. Although the Portfolio had purchased the securities at discounted prices, we sold the bonds at a substantial loss, with a negative impact on performance. The Portfolio's international cable holdings also impacted performance, as these credits traded lower on capital concerns similar to those in the telecom sector.


THE PORTFOLIO INVESTS PRIMARILY IN HIGH-YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH-YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SMALLER MATURITIES, BUT THEY ALSO HAVE HIGHER RISK.

(1)The Credit Suisse First Boston (CSFB) Global High Yield Bond Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS HIGH YIELD
BOND PORTFOLIO (CONTINUED)


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

The high yield market continues to be divided. We believe the market is split between higher-quality issues that are fairly to over-valued, while the more speculative companies are trading at deep discounts, as indicated by their extremely high yields. These deep discounts are warranted if the economy heads into a recession and the default rate continues to climb. We expect default rates to peak in the second half of 2001.

Spreads as measured by the Index are approaching more normal valuations. In our view, the high yield market should continue to perform well based on the "soft landing" scenario that the Federal Reserve Board (the Fed) is forecasting. While past performance is no guarantee of future results, history suggests that such a scenario typically results in a steepening yield curve, making short-term bonds less attractive and encouraging investors to move money into higher-yielding instruments. We believe these factors might prompt a strong technical rally in the high yield market, with lower-rated credits (single B bonds) outperforming higher-rated ones, and deferred-interest securities outperforming those that pay cash. As a result, the Portfolio is overweighted in single B credits and slightly overweighted in zero-coupon bonds.

The economy and the stock market remain key concerns. Defaults rose in 2000, and Moody's Investor Services, Inc.(4) is forecasting default rates to reach 9% by the end of 2001. If the Fed can engineer a "soft-landing," we believe that high-yield spreads may tighten substantially as the risk of recession subsides.

Although the Portfolio is focused on lower-rated credits, it remains underweighted in cyclical sectors, including auto parts manufacturers, building products and homebuilders, steel companies, paper companies and retailers, which are the most likely to be hurt in a recession. The Portfolio's barbell approach may help it participate in an up market, yet minimize the impact of an economic slowdown. Despite the potential for a telecom rally in 2001, most names do not fit the Portfolio's investment process and ongoing capital needs could put pressure on bond prices.

Several forces could impact the market in 2001, including slowing global economies, rising loan defaults at major financial institutions, sharply higher energy and electricity costs, the California utility crisis, rising unemployment, and the Fed's response to any or all of these factors. Whatever the markets or the economy may bring, the Portfolio will seek to continue to stick to its investment discipline, focusing on companies with strong asset coverage and/or free cash flow.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.
(4)Moody's Investor Services, Inc, a leading global credit rating, research and risk analysis firm, publishes credit opinions, research, and ratings on fixed-income securities, issuers of securities and other credit obligations.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico International Opportunities Portfolio
  STATEMENT OF NET ASSETS                          JUNE 30, 2001 (UNAUDITED)

  SHARES                                            VALUE
------------------------------------------------------------
             COMMON STOCKS -- 89.6%
             BRAZIL -- 7.3%
    22,840   Embraer-Empresa Brasileira de
               Aeronautica SA, ADR++..........   $   891,902
                                                 -----------
             CANADA -- 5.9%
     7,963   Canadian Natural Resources
               Ltd............................       235,332
    30,472   Westjet Airlines Ltd.++..........       488,926
                                                 -----------
                                                     724,258
                                                 -----------
             CHINA -- 1.6%
    10,100   CNOOC Ltd., ADR++................       191,395
                                                 -----------
             FRANCE -- 3.2%
     2,837   TotalFinaElf SA..................       397,257
                                                 -----------
             GERMANY -- 13.6%
     1,038   Allianz AG.......................       304,669
     3,385   AMB Generali Holding AG..........       355,350
     9,186   Bayerische Motoren Werke (BMW)
               AG.............................       302,519
     9,812   KarstadtQuelle AG++..............       304,445
     1,144   Porsche AG.......................       394,182
                                                 -----------
                                                   1,661,165
                                                 -----------
             IRELAND -- 7.0%
     7,577   Elan Corporation plc, ADR++......       462,197
     7,595   Ryanair Holdings plc, ADR++......       394,560
                                                 -----------
                                                     856,757
                                                 -----------
             JAPAN -- 12.4%
     1,300   Fast Retailing Company, Ltd......       226,187
        32   Fuji Television Network, Inc.....       183,964
    67,000   Mitsubishi Heavy Industries,
               Ltd............................       305,669
    17,000   NEC Corporation..................       229,674
    28,000   Takuma Company, Ltd..............       280,629
    34,000   The Suruga Bank, Ltd.............       286,241
                                                 -----------
                                                   1,512,364
                                                 -----------
             MEXICO -- 2.1%
    75,707   Wal-Mart de Mexico SA de CV,
               Series C.......................       185,196
    25,106   Wal-Mart de Mexico SA de CV,
               Series V.......................        67,962
                                                 -----------
                                                     253,158
                                                 -----------
             NETHERLANDS -- 11.3%
    14,584   Heineken Holding NV, 'A'.........       444,484
    14,276   Koninklijke Ahold NV++...........       447,183
    20,582   KPNQwest NV++....................       180,868
     5,161   Unilever NV......................       309,345
                                                 -----------
                                                   1,381,880
                                                 -----------
             SPAIN -- 6.2%
     7,977   Flextronics International
               Ltd.++.........................       208,279
    22,610   Industria De Diseno Textil,
               SA++...........................       360,818
     3,909   Check Point Software Technologies
               Ltd.++.........................       197,678
                                                 -----------
                                                     766,775
                                                 -----------

  SHARES                                            VALUE
------------------------------------------------------------
             SWITZERLAND -- 5.5%
        73   Julius Baer Holding AG 'B'.......   $   280,832
     2,700   UBS AG (REGD)....................       386,787
                                                 -----------
                                                     667,619
                                                 -----------
             UNITED KINGDOM -- 13.5%
    13,188   GlaxoSmithKline plc..............       370,918
    51,284   Northern Rock plc................       416,849
    17,703   Reuters Group plc................       229,783
    35,077   Shire Pharmaceuticals Group
               plc++..........................       638,302
                                                 -----------
                                                   1,655,852
                                                 -----------
             TOTAL COMMON STOCKS
               (Cost $11,105,571).............    10,960,382
                                                 -----------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 11.4%
             (Cost $1,399,854)
             FEDERAL HOME LOAN MORTGAGE CORPORATION
               (FHLMC) -- 11.4%
$1,400,000   3.75% 07/02/01...................     1,399,708
                                                 -----------
  SHARES
----------
             INVESTMENT COMPANIES -- 0.4%
             (Cost $49,000)
    49,000   Nations Cash Reserves#...........        49,000
                                                 -----------
             TOTAL INVESTMENTS
               (Cost $12,554,425*).....  101.4%   12,409,090
                                                 -----------
             OTHER ASSETS AND
               LIABILITIES (NET).......   (1.4)%
             Cash.............................   $   135,861
             Receivable for investment
               securities sold................     1,682,266
             Receivable for Fund shares
               sold...........................         1,848
             Dividends receivable.............        27,645
             Interest receivable..............           127
             Unamortized organization costs...         6,709
             Payable for Fund shares
               redeemed.......................       (14,253)
             Investment advisory fee
               payable........................          (456)
             Administration fee payable.......        (2,219)
             Payable for investment securities
               purchased......................    (1,960,022)
             Accrued Trustees'/Directors' fees
               and expenses...................       (21,193)
             Accrued expenses and other
               liabilities....................       (25,560)
                                                 -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)..............      (169,247)
                                                 -----------
             NET ASSETS................  100.0%  $12,239,843
                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico International Opportunities Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

                                                    VALUE
------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Undistributed net investment
               income.........................   $    93,683
             Accumulated net realized loss on
               investments sold, foreign
               currency and net other
               assets.........................    (1,750,514)
             Net unrealized depreciation of
               investments, foreign currencies
               and net other assets...........      (145,598)
             Paid-in capital..................    14,042,272
                                                 -----------
             NET ASSETS.......................   $12,239,843
                                                 ===========
             NET ASSET VALUE, OFFERING AND
               REDEMPTION PRICE PER SHARE
               ($12,239,843 / 1,105,256 shares
               of common stock outstanding)...        $11.07
                                                      ======

---------------

* Federal Income Tax Information: Net unrealized depreciation of $145,335 on investment securities was comprised of gross appreciation of $370,787 and gross depreciation of $516,122 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $12,554,425.

++ Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

NATIONS FUNDS
Nations Separate Account Trust -- Marsico International Opportunities Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

At June 30, 2001, sector diversification was as follows:

                                                                   % OF NET
SECTOR DIVERSIFICATION                                              ASSETS              VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS:
Pharmaceuticals.............................................         12.1%          $    1,471,417
Commercial banking..........................................          7.8                  953,860
Aerospace and defense.......................................          7.3                  891,902
Airlines....................................................          7.2                  883,486
Automotive..................................................          5.7                  696,701
Insurance...................................................          5.4                  660,019
Integrated oil..............................................          4.8                  588,652
Department and discount stores..............................          4.6                  557,603
Food and drug stores........................................          3.7                  447,183
Commercial services.........................................          3.6                  444,484
Consumer credit and mortgages...............................          3.4                  416,849
Apparel and textiles........................................          2.9                  360,818
Food products...............................................          2.5                  309,345
Heavy machinery.............................................          2.5                  305,669
Diversified manufacturing...................................          2.3                  280,629
Exploration and production..................................          1.9                  235,332
Publishing and advertising..................................          1.9                  229,783
Electronics.................................................          1.9                  229,674
Retail -- Specialty.........................................          1.8                  226,187
Diversified electronics.....................................          1.7                  208,279
Other.......................................................          4.6                  562,510
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         89.6               10,960,382
SHORT TERM INVESTMENTS......................................         11.4                1,399,708
INVESTMENT COMPANIES........................................          0.4                   49,000
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        101.4               12,409,090
OTHER ASSETS AND LIABILITIES (NET)..........................         (1.4)                (169,247)
                                                                ----------           -------------
NET ASSETS..................................................        100.0%          $   12,239,843
                                                                ----------           -------------
                                                                ----------           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS                          JUNE 30, 2001 (UNAUDITED)

 SHARES                                               VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 93.9%
            ARGENTINA -- 0.4%
   1,700    Telecom Argentina Stet -- France
              Telecom SA, ADR....................   $   26,265
                                                    ----------
            BRAZIL -- 3.1%
   3,900    Banco Bradesco SA, ADR...............       20,265
     230    Brasil Telecom Participacoes SA,
              ADR................................        9,662
  16,900    Centrais Eletricas Brasileiras SA,
              ADR++..............................      108,669
   2,210    Petroleo Brasileiro SA 'A', ADR++....       51,692
                                                    ----------
                                                       190,288
                                                    ----------
            CANADA -- 0.2%
     610    TELUS Corporation, Non Voting
              Shares.............................       12,810
                                                    ----------
            CHINA -- 0.7%
   1,996    PetroChina Company Ltd., ADR.........       40,718
                                                    ----------
            DENMARK -- 0.5%
   1,700    Den Danske Bank A/S, ADR.............       30,544
                                                    ----------
            FRANCE -- 4.9%
   5,410    Alcatel SA, ADR......................      112,203
   1,540    Alstom SA, ADR.......................       42,966
   3,850    Compagnie Generale des Etablissements
              Michelin...........................      121,804
     330    Eridania Beghin-Say SA...............       27,100
                                                    ----------
                                                       304,073
                                                    ----------
            GERMANY -- 5.2%
   2,200    BASF AG, ADR.........................       86,680
   4,310    Deutsche Telekom AG, ADR.............       96,760
   2,690    E.On AG, ADR.........................      139,208
                                                    ----------
                                                       322,648
                                                    ----------
            HONG KONG -- 1.7%
  11,520    CLP Holdings Ltd., ADR...............       48,298
  11,620    Swire Pacific, Ltd. 'A', ADR.........       60,188
                                                    ----------
                                                       108,486
                                                    ----------
            IRELAND -- 1.8%
   4,020    Allied Irish Banks plc, ADR..........       90,450
     560    Bank of Ireland, ADR++...............       21,874
                                                    ----------
                                                       112,324
                                                    ----------
            ITALY -- 3.6%
   1,570    ENI SpA, ADR.........................       96,869
   1,440    Telecom Italia SpA, ADR..............      126,720
                                                    ----------
                                                       223,589
                                                    ----------
            JAPAN -- 19.0%
   2,000    Daiichi Pharmaceutical Company,
              Ltd. ..............................       46,264
   7,000    Daiwa House Industry Company,
              Ltd. ..............................       54,891
   1,590    Hitachi, Ltd., ADR...................      157,394
      18    Japan Tobacco, Inc. .................      124,118
   6,010    Komatsu Ltd.++.......................      110,258
   7,160    Matsushita Electric Industrial
              Company Ltd., ADR..................      113,128
  25,000    Mitsubishi Heavy Industries, Ltd. ...      114,055
  13,780    Mitsubishi Tokyo Financial Group
              Inc.++.............................      116,579
  15,000    Nippon Mitsubishi Oil Corporation....       84,669
   4,100    Nippon Telegraph and Telephone
              Corporation, ADR...................      109,060
   2,000    Ono Pharmaceutical Company, Ltd. ....       63,502

 SHARES                                               VALUE
--------------------------------------------------------------
            JAPAN -- (CONTINUED)
   4,800    Sumitomo Mitsui Banking Corporation,
              ADR++..............................   $   39,642
   1,060    Tokio Marine & Fire Insurance
              Company, Ltd., ADR.................       49,301
                                                    ----------
                                                     1,182,861
                                                    ----------
            MEXICO -- 3.3%
   2,460    America Movil SA de CV 'L', ADR++....       51,316
   4,390    Telefonos de Mexico SA de CV 'L',
              ADR................................      154,044
                                                    ----------
                                                       205,360
                                                    ----------
            NETHERLANDS -- 1.3%
   1,920    Akzo Nobel NV, ADR...................       81,754
                                                    ----------
            NEW ZEALAND -- 0.8%
   2,760    Telecom Corporation of New Zealand
              Ltd., ADR..........................       50,094
                                                    ----------
            PORTUGAL -- 1.1%
   9,792    Portugal Telecommunications, SGPS SA,
              ADR++..............................       67,663
                                                    ----------
            SINGAPORE -- 3.3%
   3,410    DBS Group Holdings Ltd., ADR.........      100,318
   3,200    Jardine Matheson Holdings, Ltd.,
              ADR................................       19,680
  13,000    Overseas-Chinese Banking Corporation
              Ltd. ..............................       84,907
                                                    ----------
                                                       204,905
                                                    ----------
            SOUTH AFRICA -- 1.9%
  15,240    South African Breweries, ADR++.......      115,324
                                                    ----------
            SOUTH KOREA -- 4.6%
   9,780    Korea Electric Power Corporation,
              ADR................................       92,910
   4,400    Korea Telecom Corporation, ADR.......       96,712
   4,810    Pohang Iron & Steel Company Ltd.,
              ADR++..............................       94,853
                                                    ----------
                                                       284,475
                                                    ----------
            SPAIN -- 8.3%
   6,350    Altadis, SA..........................       90,530
   7,800    Banco Bilbao Vizcaya Argentaria SA,
              ADR................................      100,776
  10,600    Repsol YPF SA, ADR...................      176,596
   3,900    Telefonica SA, ADR++.................      145,235
                                                    ----------
                                                       513,137
                                                    ----------
            SWITZERLAND -- 4.6%
   4,330    Swisscom AG, ADR.....................      103,271
   5,400    Zurich Financial Services AG,
              ADR++..............................      184,171
                                                    ----------
                                                       287,442
                                                    ----------
            UNITED KINGDOM -- 23.4%
   9,320    BAE Systems plc, ADR.................      178,394
     540    BOC Group plc, ADR++.................       15,930
  11,280    British American Tobacco plc, ADR....      178,223
   1,230    British Energy plc, ADR++............       19,250
     812    British Telecommunications plc,
              ADR................................       52,496
   1,170    Cadbury Schweppes plc, ADR...........       31,824
   9,930    Corus Group plc, ADR.................       83,611
   3,718    Diageo plc, ADR......................      163,406
   2,370    HSBC Holdings plc, ADR...............      141,963
   5,050    Imperial Chemical Industries plc,
              ADR................................      119,938
     300    Innogy Holdings plc, ADR++...........        9,225

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS FUNDS
Nations Separate Account Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

 SHARES                                               VALUE
--------------------------------------------------------------
            UNITED KINGDOM -- (CONTINUED)
 i30,450    Invensys plc, ADR++..................   $  115,198
   1,770    J Sainsbury plc++....................       44,135
   4,780    Marks & Spencer plc, ADR++...........      104,267
   1,280    Rolls-Royce plc, ADR++...............       20,995
   5,210    Unilever plc, ADR....................      179,745
                                                    ----------
                                                     1,458,600
                                                    ----------
            VENEZUELA -- 0.2%
     530    Cia Anonima Nacional Telefonos de
              Venezuela, ADR.....................       12,423
                                                    ----------
            TOTAL COMMON STOCKS
              (Cost $6,160,246)..................    5,835,783
                                                    ----------
            PREFERRED STOCKS -- 1.2%
            BRAZIL -- 1.2%
     530    Companhia de Bebidas das Americas,
              Preferred ADR......................       12,270
   1,380    Telecomunicacoes Brasileiras SA -
              Telebras, ADR Pfd. Block...........       64,515
                                                    ----------
                                                        76,785
                                                    ----------
            TOTAL PREFERRED STOCKS
              (Cost $98,855).....................       76,785
                                                    ----------
            INVESTMENT COMPANIES -- 10.2%
            (Cost $633,000)
 633,000    Nations Cash Reserves#...............      633,000
                                                    ----------
            TOTAL INVESTMENTS
              (Cost $6,892,101*)..........  105.3%   6,545,568
                                                    ----------
            OTHER ASSETS AND LIABILITIES
              (NET).......................  (5.3)%
            Cash.................................   $  127,850
            Receivable for investment securities
              sold...............................        9,000
            Receivable for Fund shares sold......       27,102
            Dividends receivable.................       28,345
            Interest receivable..................        1,386
            Receivable from investment advisor...          793
            Payable for Fund shares redeemed.....          (81)
            Administration fee payable...........       (1,042)
            Payable for investment securities
              purchased..........................     (492,028)
            Accrued Trustees'/Directors' fees and
              expenses...........................      (11,088)
            Accrued expenses and other
              liabilities........................      (17,784)
                                                    ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)..................     (327,547)
                                                    ----------
            NET ASSETS....................  100.0%  $6,218,021
                                                    ==========

                                                      VALUE
--------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income.............................   $   45,495
            Accumulated net realized gain on
              investments sold, foreign
              currencies and net other assets....       47,884
            Net unrealized depreciation of
              investments, foreign currencies and
              net other assets...................     (346,664)
            Paid-in capital......................    6,471,306
                                                    ----------
            NET ASSETS...........................   $6,218,021
                                                    ==========
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
              ($6,218,021 / 693,214 shares of
              common stock outstanding)..........        $8.97
                                                    ==========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $346,533 on investment securities was comprised of gross appreciation of $189,656 and gross depreciation of $536,189 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $6,892,101.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

At June 30, 2001, sector diversification was as follows:

                                                                % OF NET
SECTOR DIVERSIFICATION                                           ASSETS                 VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications services.................................         17.8%          $    1,114,531
Commercial banking..........................................         13.1                  814,910
Tobacco.....................................................          6.3                  392,871
Integrated oil..............................................          5.9                  365,875
Food products...............................................          4.5                  282,804
Heavy machinery.............................................          4.3                  267,279
Diversified manufacturing...................................          4.1                  254,406
Diversified electronics.....................................          3.6                  221,797
Aerospace and defense.......................................          3.2                  199,389
Chemicals -- Specialty......................................          3.0                  184,364
Steel.......................................................          2.9                  178,464
Beverages...................................................          2.6                  163,406
Electrical equipment........................................          2.5                  157,394
Department and discount stores..............................          2.0                  123,947
Automotive..................................................          2.0                  121,804
Chemicals -- Basic..........................................          1.9                  119,938
Finance -- Miscellaneous....................................          1.9                  116,579
Commercial services.........................................          1.9                  115,324
Networking and telecommunications equipment.................          1.8                  112,203
Pharmaceuticals.............................................          1.8                  109,766
Other.......................................................          6.8                  418,732
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         93.9                5,835,783
PREFERRED STOCKS............................................          1.2                   76,785
INVESTMENT COMPANIES........................................         10.2                  633,000
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        105.3                6,545,568
OTHER ASSETS AND LIABILITIES (NET)..........................         (5.3)                (327,547)
                                                                ----------           -------------
NET ASSETS..................................................        100.0%          $    6,218,021
                                                                ----------           -------------
                                                                ----------           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Focused Equities Portfolio
  STATEMENT OF NET ASSETS                          JUNE 30, 2001 (UNAUDITED)

  SHARES                                          VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 89.5%
              AEROSPACE AND DEFENSE -- 8.0%
     79,419   Boeing Company................   $  4,415,696
     59,544   General Dynamics
                Corporation.................      4,633,119
     15,710   United Technologies
                Corporation.................      1,150,915
                                               ------------
                                                 10,199,730
                                               ------------
              AIRLINES -- 2.8%
    194,385   Southwest Airlines Company....      3,594,179
                                               ------------
              APPAREL AND TEXTILES -- 0.5%
     14,246   Nike, Inc., Class B...........        598,190
                                               ------------
              BEVERAGES -- 2.7%
     33,159   Anheuser-Busch Companies,
                Inc. .......................      1,366,151
     46,598   PepsiCo, Inc. ................      2,059,631
                                               ------------
                                                  3,425,782
                                               ------------
              BROADCASTING AND CABLE -- 5.7%
     88,628   AOL Time Warner Inc.++........      4,697,284
     41,402   Clear Channel Communications,
                Inc.++......................      2,595,905
                                               ------------
                                                  7,293,189
                                               ------------
              COMMERCIAL BANKING -- 4.4%
    106,188   Citigroup Inc. ...............      5,610,974
                                               ------------
              CONSUMER CREDIT AND
                MORTGAGES -- 7.7%
     68,814   Fannie Mae....................      5,859,512
     54,144   USA Education Inc. ...........      3,952,512
                                               ------------
                                                  9,812,024
                                               ------------
              DEPARTMENT AND DISCOUNT
                STORES -- 6.5%
    111,496   Costco Wholesale
                Corporation++...............      4,580,256
     74,999   Wal-Mart Stores, Inc. ........      3,659,951
                                               ------------
                                                  8,240,207
                                               ------------
              DIVERSIFIED MANUFACTURING -- 4.5%
    118,685   General Electric Company......      5,785,894
                                               ------------
              ELECTRIC POWER -- NON NUCLEAR -- 1.6%
     53,412   Calpine Corporation++.........      2,018,974
                                               ------------
              HEALTH SERVICES -- 4.0%
     74,798   Tenet Healthcare
                Corporation++...............      3,858,829
     19,700   UnitedHealth Group Inc. ......      1,216,475
                                               ------------
                                                  5,075,304
                                               ------------
              INSURANCE -- 0.6%
      8,366   American International Group,
                Inc. .......................        719,476
                                               ------------
              INVESTMENT SERVICES -- 8.4%
     18,310   Goldman Sachs Group, Inc. ....      1,570,998
     51,006   Lehman Brothers Holdings
                Inc. .......................      3,965,717
     88,765   Merrill Lynch & Company,
                Inc. .......................      5,259,326
                                               ------------
                                                 10,796,041
                                               ------------
              LODGING AND RECREATION -- 2.1%
     47,415   Four Seasons Hotels Inc.##....      2,624,420
                                               ------------
              MEDICAL DEVICES AND
                SUPPLIES -- 0.9%
     23,604   Baxter International Inc. ....      1,156,596
                                               ------------

  SHARES                                          VALUE
-----------------------------------------------------------
              NETWORKING AND
                TELECOMMUNICATIONS
                EQUIPMENT -- 2.5%
     55,044   QUALCOMM Inc.++...............   $  3,218,973
                                               ------------
              OILFIELD SERVICES -- 2.7%
     56,608   Smith International, Inc.++...      3,390,819
                                               ------------
              PHARMACEUTICALS -- 11.7%
     41,014   Amgen Inc.++..................      2,488,730
     96,930   Genentech, Inc.++.............      5,340,842
     56,835   Merck & Company, Inc. ........      3,632,324
     89,350   Pfizer Inc. ..................      3,578,468
                                               ------------
                                                 15,040,364
                                               ------------
              SOFTWARE -- 4.3%
     74,928   Microsoft Corporation++.......      5,469,744
                                               ------------
              SPECIALTY STORES -- 7.9%
    129,062   Home Depot, Inc. .............      6,007,836
    110,655   Tiffany & Company.............      4,007,924
                                               ------------
                                                 10,015,760
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $108,893,986).........    114,086,640
                                               ------------
 PRINCIPAL
  AMOUNT
-----------
              SHORT TERM
                INVESTMENTS -- 10.7%
                (Cost $13,598,583)
              FEDERAL HOME LOAN MORTGAGE
                CORPORATION (FHLMC) -- 10.7%
$13,600,000   Discount note 07/02/01........     13,597,167
                                               ------------

  SHARES
-----------
              INVESTMENT COMPANIES -- 2.2%
                (Cost $2,766,600)
  2,766,600   Nations Cash Reserves#.........      2,766,600
                                                ------------
              TOTAL INVESTMENTS
                (Cost
                $125,259,169*)........  102.4%   130,450,407
                                                ------------
              OTHER ASSETS AND
                LIABILITIES (NET).....   (2.4)%
              Cash...........................   $        252
              Receivable for investment
                securities sold..............     15,013,451
              Receivable for Fund shares
                sold.........................         26,798
              Dividends receivable...........         48,933
              Interest receivable............            285
              Unamortized organization
                costs........................          6,709
              Collateral on securities
                loaned.......................     (2,706,600)
              Payable for Fund shares
                redeemed.....................         (9,267)
              Investment advisory fee
                payable......................        (75,108)
              Administration fee payable.....        (24,489)
              Payable for investment
                securities purchased.........    (15,194,768)
              Accrued Trustees'/Directors'
                fees and expenses............        (21,128)
              Accrued expenses and other
                liabilities..................        (86,743)
                                                ------------
              TOTAL OTHER ASSETS AND
                LIABILITIES (NET)............     (3,021,675)
                                                ------------
              NET ASSETS..............  100.0%  $127,428,732
                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Focused Equities Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

                                                   VALUE
------------------------------------------------------------
              NET ASSETS CONSIST OF:
              Undistributed net investment
                income.......................   $     18,323
              Accumulated net realized loss
                on investments sold..........    (18,146,220)
              Net unrealized appreciation of
                investments..................      5,191,238
              Paid-in capital................    140,365,391
                                                ------------
              NET ASSETS.....................   $127,428,732
                                                ============
              NET ASSET VALUE, OFFERING AND
                REDEMPTION PRICE PER SHARE
                ($127,428,732 / 8,995,973
                shares of common stock
                outstanding).................         $14.17
                                                ============

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $5,191,238 on investment securities was comprised of gross appreciation of $9,975,244 and gross depreciation of $4,784,006 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $125,259,169.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $2,706,600.

## All or a portion of security was on loan at June 30, 2001. The aggregate cost and market value of securities on loan at June 30, 2001 is $2,419,597 and $2,624,420, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS
Nations Separate Account Trust -- Marsico 21st Century Portfolio
  STATEMENT OF NET ASSETS                           JUNE 30, 2001 (UNAUDITED)

  SHARES                                            VALUE
------------------------------------------------------------
             COMMON STOCKS -- 91.1%
             AEROSPACE AND DEFENSE -- 5.6%
       474   Boeing Company...................   $    26,354
     2,038   Embraer-Empresa Brasileira de
               Aeronautica SA, ADR++..........        79,584
     1,866   United Technologies
               Corporation....................       136,703
                                                 -----------
                                                     242,641
                                                 -----------
             AIRLINES -- 0.4%
       696   SkyWest, Inc. ...................        19,488
                                                 -----------
             AUTOMOTIVE -- 0.4%
       570   Gentex Corporation++.............        15,886
                                                 -----------
             BEVERAGES -- 1.6%
     1,410   Adolph Coors Company, Class B....        70,754
                                                 -----------
             BROADCASTING AND CABLE -- 5.9%
     4,884   AOL Time Warner Inc.++...........       258,852
                                                 -----------
             COMMERCIAL BANKING -- 4.1%
     3,385   Citigroup Inc. ..................       178,863
                                                 -----------
             COMMERCIAL SERVICES -- 0.5%
       350   Jacobs Engineering Group
               Inc.++.........................        22,831
                                                 -----------
             COMPUTER SERVICES -- 0.7%
     1,642   I2 Technologies Inc.++...........        32,512
                                                 -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.5%
     2,572   Dell Computer Corporation++......        67,258
                                                 -----------
             CONSUMER CREDIT AND MORTGAGES -- 9.6%
     2,040   Fannie Mae.......................       173,706
     3,330   USA Education Inc. ..............       243,090
                                                 -----------
                                                     416,796
                                                 -----------
             DEPARTMENT AND DISCOUNT STORES -- 3.1%
     3,280   Costco Wholesale Corporation++...       134,742
                                                 -----------
             ELECTRIC POWER - NON NUCLEAR -- 2.9%
     3,331   Calpine Corporation++............       125,912
                                                 -----------
             HEALTH SERVICES -- 0.9%
       600   UnitedHealth Group Inc. .........        37,050
                                                 -----------
             INTEGRATED OIL -- 4.9%
     3,010   BP Amoco plc, ADR................       150,048
     1,498   Transocean Sedco Forex Inc. .....        61,793
                                                 -----------
                                                     211,841
                                                 -----------
             INVESTMENT SERVICES -- 5.6%
     1,844   Lehman Brothers Holdings Inc. ...       143,371
     1,727   Merrill Lynch & Company, Inc. ...       102,325
                                                 -----------
                                                     245,696
                                                 -----------
             LODGING AND RECREATION -- 0.3%
       242   Four Seasons Hotels Inc. ........        13,395
                                                 -----------

  SHARES                                            VALUE
------------------------------------------------------------
             MEDICAL DEVICES AND SUPPLIES -- 1.6%
     2,438   Priority Healthcare Corporation,
               Class B++......................   $    68,947
                                                 -----------
             METALS AND MINING -- 1.0%
     2,186   Massey Energy Company............        43,195
                                                 -----------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT -- 4.4%
       198   Plantronics, Inc.++..............         4,584
     2,368   QUALCOMM Inc.++..................       138,480
     1,140   Scientific-Atlanta, Inc. ........        46,284
                                                 -----------
                                                     189,348
                                                 -----------
             OILFIELD SERVICES -- 8.0%
     4,056   BJ Services Company++............       115,109
     3,448   Petroleum Geo-Services ASA,
               ADR++..........................        34,859
     3,336   Smith International, Inc.++......       199,827
                                                 -----------
                                                     349,795
                                                 -----------
             PHARMACEUTICALS -- 15.2%
     2,854   Alpharma Inc., Class A...........        77,772
     1,177   Amgen Inc.++.....................        71,420
     1,825   Caliper Technologies
               Corporation++..................        38,416
     2,342   Genentech, Inc.++................       129,044
     4,218   Inspire Pharmaceuticals Inc.++...        59,052
     4,768   Intermune Inc++..................       169,836
     1,716   Merck & Company, Inc. ...........       109,670
                                                 -----------
                                                     655,210
                                                 -----------
             SOFTWARE -- 4.9%
     2,940   Microsoft Corporation++..........       214,620
                                                 -----------
             SPECIALTY STORES -- 5.0%
     3,362   Home Depot, Inc. ................       156,501
     6,850   Rite Aid Corporation++...........        61,650
                                                 -----------
                                                     218,151
                                                 -----------
             TELECOMMUNICATIONS SERVICES -- 3.0%
     4,136   Qwest Communications
               International Inc.++...........       131,814
                                                 -----------
             TOTAL COMMON STOCKS
               (Cost $4,078,540)..............     3,965,597
                                                 -----------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 12.9%
               (Cost $559,942)
             FEDERAL HOME LOAN MORTGAGE
               CORPORATION (FHLMC) -- 12.9%
$  560,000   Discount note 07/02/01...........       559,883
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico 21st Century Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

  SHARES                                            VALUE
------------------------------------------------------------
             INVESTMENT COMPANIES -- 0.1%
               (Cost $3,000)
     3,000   Nations Cash Reserves#...........   $     3,000
                                                 -----------
             TOTAL INVESTMENTS
               (Cost $4,641,482*)......  104.1%    4,528,480
                                                 -----------
             OTHER ASSETS AND
               LIABILITIES (NET).......  (4.1)%
             Cash.............................   $       356
             Receivable for investment
               securities sold................       532,385
             Receivable for Fund shares
               sold...........................       168,568
             Dividends receivable.............         1,110
             Interest receivable..............            77
             Receivable from investment
               advisor........................         4,115
             Unamortized organization costs...         6,709
             Administration fee payable.......          (807)
             Payable for investment securities
               purchased......................      (852,427)
             Accrued Trustees'/Directors' fees
               and expenses...................       (21,193)
             Accrued expenses and other
               liabilities....................       (16,136)
                                                 -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)..............      (177,243)
                                                 -----------
             NET ASSETS................  100.0%  $ 4,351,237
                                                 ===========
             NET ASSETS CONSIST OF:
             Distributions in excess of net
               investment income..............   $   (10,251)
             Accumulated net realized loss on
               investments sold...............    (2,052,057)
             Net unrealized depreciation of
               investments....................      (113,002)
             Paid-in capital..................     6,526,547
                                                 -----------
             NET ASSETS.......................   $ 4,351,237
                                                 ===========
             NET ASSET VALUE, OFFERING AND
               REDEMPTION PRICE PER SHARE
               ($4,351,237 / 664,256 shares of
               common stock outstanding)......         $6.55
                                                 ===========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $113,002 on investment securities was comprised of gross appreciation of $134,107 and gross depreciation of $247,109 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $4,641,482.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Growth & Income Portfolio
  STATEMENT OF NET ASSETS                           JUNE 30, 2001 (UNAUDITED)

  SHARES                                            VALUE
------------------------------------------------------------
             COMMON STOCKS -- 93.1%
             AEROSPACE AND DEFENSE -- 8.0%
    50,080   Boeing Company...................   $ 2,784,448
    18,778   Embraer-Empresa Brasileira de
               Aeronautica SA, ADR++..........       733,281
    37,469   General Dynamics Corporation.....     2,915,463
                                                 -----------
                                                   6,433,192
                                                 -----------
             AIRLINES -- 2.7%
   118,398   Southwest Airlines Company.......     2,189,179
                                                 -----------
             APPAREL AND
               TEXTILES -- 0.5%
     8,969   Nike, Inc., Class B..............       376,608
                                                 -----------
             AUTOMOTIVE -- 0.5%
    13,072   Bayerische Motoren Werke (BMW)
               AG.............................       430,495
                                                 -----------
             BEVERAGES -- 3.0%
    11,816   Adolph Coors Company, Class
               B##............................       592,927
    12,890   Anheuser-Busch Companies,
               Inc. ..........................       531,068
    29,344   PepsiCo, Inc. ...................     1,297,005
                                                 -----------
                                                   2,421,000
                                                 -----------
             BROADCASTING AND CABLE -- 6.9%
    41,772   AOL Time Warner Inc.++...........     2,213,915
    25,605   Clear Channel Communications,
               Inc.++.........................     1,605,434
    40,397   Comcast Corporation, Class A++...     1,753,230
                                                 -----------
                                                   5,572,579
                                                 -----------
             COMMERCIAL BANKING -- 3.6%
    50,862   Citigroup Inc. ..................     2,687,548
     5,025   Washington Mutual, Inc. .........       188,689
                                                 -----------
                                                   2,876,237
                                                 -----------
             COMMERCIAL SERVICES -- 0.4%
     3,515   Omnicom Group Inc. ..............       302,290
                                                 -----------
             CONSUMER CREDIT AND
               MORTGAGES -- 6.3%
    32,082   Fannie Mae.......................     2,731,782
    31,444   USA Education Inc. ..............     2,295,412
                                                 -----------
                                                   5,027,194
                                                 -----------
             DEPARTMENT AND DISCOUNT
               STORES -- 6.4%
    71,003   Costco Wholesale Corporation++...     2,916,803
    45,330   Wal-Mart Stores, Inc. ...........     2,212,104
                                                 -----------
                                                   5,128,907
                                                 -----------
             DIVERSIFIED MANUFACTURING -- 5.1%
    75,032   General Electric Company.........     3,657,810
     7,410   Tyco International Ltd. .........       403,845
                                                 -----------
                                                   4,061,655
                                                 -----------
             ELECTRIC POWER -- NON NUCLEAR -- 2.3%
    33,592   Calpine Corporation++............     1,269,778
    16,566   Mirant Corporation++.............       569,870
                                                 -----------
                                                   1,839,648
                                                 -----------
             FOOD AND DRUG STORES -- 0.9%
    14,905   Safeway Inc.++ ..................       715,440
                                                 -----------
             FOOD PRODUCTS -- 1.7%
    44,596   Kraft Foods, Inc.++..............     1,382,476
                                                 -----------

  SHARES                                            VALUE
------------------------------------------------------------
             HEALTH SERVICES -- 4.3%
     3,012   Quest Diagnostics Inc.++.........   $   225,448
    47,058   Tenet Healthcare Corporation++...     2,427,722
    12,402   UnitedHealth Group Inc. .........       765,824
                                                 -----------
                                                   3,418,994
                                                 -----------
             HOUSEHOLD PRODUCTS -- 0.2%
     3,703   Estee Lauder Companies Inc.,
               Class A........................       159,599
                                                 -----------
             HOUSING AND FURNISHING -- 0.3%
     6,945   M.D.C. Holdings, Inc. ...........       245,853
                                                 -----------
             INSURANCE -- 0.6%
     5,266   American International Group,
               Inc............................       452,876
                                                 -----------
             INVESTMENT SERVICES --7.1%
    11,527   Goldman Sachs Group, Inc.........       989,017
    19,322   Lehman Brothers Holdings Inc.....     1,502,286
    47,249   Merrill Lynch & Company, Inc.....     2,799,502
     7,163   Northern Trust Corporation.......       447,688
                                                 -----------
                                                   5,738,493
                                                 -----------
             LODGING AND RECREATION -- 1.4%
    20,592   Four Seasons Hotels Inc.##.......     1,139,767
                                                 -----------
             MEDICAL DEVICES AND SUPPLIES -- 2.2%
    14,332   Baxter International Inc.........       702,268
    37,148   Priority Healthcare Corporation,
               Class B++......................     1,050,545
                                                 -----------
                                                   1,752,813
                                                 -----------
             METALS AND MINING -- 1.0%
     6,708   Minnesota Mining & Manufacturing
               Company........................       765,383
                                                 -----------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT -- 1.6%
    21,824   QUALCOMM Inc.++..................     1,276,268
                                                 -----------
             OILFIELD SERVICES -- 1.3%
    17,924   Smith International, Inc.++......     1,073,648
                                                 -----------
             PHARMACEUTICALS -- 10.6%
    22,952   Amgen Inc.++.....................     1,392,727
    48,922   Genentech, Inc.++................     2,695,603
    35,746   Merck & Company, Inc.............     2,284,527
    56,224   Pfizer Inc.......................     2,251,771
                                                 -----------
                                                   8,624,628
                                                 -----------
             PUBLISHING AND ADVERTISING --0.3%
     5,793   New York Times Company,
               Class A........................       243,306
                                                 -----------
             RAILROADS, TRUCKING AND SHIPPING -- 0.9%
    18,894   FedEx Corporation++..............       759,539
                                                 -----------
             REAL ESTATE INVESTMENT TRUSTS
               (REITS) -- 0.2%
     4,557   Equity Office Properties Trust...       144,138
                                                 -----------
             SOFTWARE -- 5.3%
    58,174   Microsoft Corporation++..........     4,246,702
                                                 -----------
             SPECIALTY STORES -- 6.7%
    70,260   Home Depot, Inc..................     3,270,603
    57,533   Tiffany & Company................     2,083,845
                                                 -----------
                                                   5,354,448
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Growth & Income Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

  SHARES                                            VALUE
------------------------------------------------------------
             TELECOMMUNICATIONS
               SERVICES -- 0.8%
    19,996   Qwest Communications
               International Inc.++...........   $   637,273
                                                 -----------
             TOTAL COMMON STOCKS
               (Cost $70,410,301).............    74,790,628
                                                 -----------
PRINCIPAL
  AMOUNT
----------
             CORPORATE BONDS AND NOTES -- 0.1%
               (Cost $97,255)
             HOUSING AND FURNISHING -- 0.1%
$  100,000   M.D.C. Holdings, Inc., 8.375%
               02/01/08.......................       100,000
                                                 -----------
             SHORT TERM INVESTMENTS -- 7.0%
               (Cost $5,599,417)
             FEDERAL HOME LOAN MORTGAGE
               CORPORATION (FHLMC) -- 7.0%
 5,600,000   Discount note 07/02/01...........     5,598,833
                                                 -----------
  SHARES
----------
             INVESTMENT COMPANIES -- 2.0%
               (Cost $1,621,705)
 1,621,705   Nations Cash Reserves#...........     1,621,705
                                                 -----------
             TOTAL INVESTMENTS
               (Cost $77,728,678*).....  102.2%   82,111,166
                                                 -----------
             OTHER ASSETS AND
               LIABILITIES (NET).......   (2.2)%
             Cash.............................   $       252
             Receivable for investment
               securities sold................     6,570,533
             Receivable for Fund shares
               sold...........................        17,316
             Dividends receivable.............        35,394
             Interest receivable..............         3,790
             Unamortized organization costs...         6,709
             Collateral on securities
               loaned.........................    (1,567,705)
             Payable for Fund shares
               redeemed.......................       (54,469)
             Investment advisory fee
               payable........................       (44,993)
             Administration fee payable.......       (15,409)
             Payable for investment securities
               purchased......................    (6,633,857)
             Accrued Trustees'/Directors' fees
               and expenses...................       (21,187)
             Accrued expenses and other
               liabilities....................       (53,038)
                                                 -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)..............    (1,756,664)
                                                 -----------
             NET ASSETS................  100.0%  $80,354,502
                                                 ===========

                                                    VALUE
------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Distributions in excess of net
               investment income..............   $    (7,342)
             Accumulated net realized loss on
               investments sold, foreign
               currencies and net other
               assets.........................    (7,913,519)
             Net unrealized appreciation of
               investments....................     4,382,488
             Paid-in capital..................    83,892,875
                                                 -----------
             NET ASSETS.......................   $80,354,502
                                                 ===========
             NET ASSET VALUE, OFFERING AND
               REDEMPTION PRICE PER SHARE
               ($80,354,502 / 5,577,187 shares
               of common stock outstanding)...        $14.41
                                                 ===========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $4,382,488 on investment securities was comprised of gross appreciation of $7,560,758 and gross depreciation of $3,178,270 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $77,728,678.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $1,567,705.

## All or a portion of security was on loan at June 30, 2001. The aggregate cost and market value of securities on loan at June 30, 2001 is $1,425,214 and $1,502,361, respectively.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS
Nations Separate Account Trust -- MidCap Growth Portfolio
  STATEMENT OF NET ASSETS                          JUNE 30, 2001 (UNAUDITED)

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCKS -- 85.9%
            BROADCASTING AND CABLE -- 5.3%
     475    Adelphia Communications
              Corporation++.....................   $   19,474
     195    Clear Channel Communications,
              Inc.++............................       12,227
     390    Hispanic Broadcasting
              Corporation++.....................       11,189
     415    Radio One, Inc., Class D++..........        9,151
     415    Univision Communications, Inc.,
              Class A++.........................       17,754
                                                   ----------
                                                       69,795
                                                   ----------
            BUILDING MATERIALS -- 0.8%
     220    Martin Marietta Materials, Inc. ....       10,888
                                                   ----------
            COMMERCIAL BANKING -- 2.4%
     340    Charter One Financial, Inc. ........       10,846
     255    City National Corporation...........       11,294
     340    SouthTrust Corporation..............        8,840
                                                   ----------
                                                       30,980
                                                   ----------
            COMMERCIAL SERVICES -- 0.7%
     620    KPMG Consulting Inc.++..............        9,517
                                                   ----------
            COMPUTER SERVICES -- 11.2%
     670    Concord EFS, Inc.++.................       34,846
     645    Convergys Corporation++.............       19,511
     595    CSG Systems International, Inc.++...       33,772
     780    Jack Henry & Associates, Inc. ......       24,180
   1,120    Sungard Data Systems, Inc.++........       33,611
                                                   ----------
                                                      145,920
                                                   ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.6%
     415    McDATA Corporation, Class A++.......        7,283
                                                   ----------
            CONGLOMERATES -- 1.4%
     560    Pentair, Inc. ......................       18,928
                                                   ----------
            CONSUMER CREDIT AND MORTGAGES -- 1.3%
     280    Providian Financial Corporation.....       16,576
                                                   ----------
            DIVERSIFIED ELECTRONICS -- 2.6%
     670    SCI Systems, Inc.++.................       17,085
     340    Solectron Corporation++.............        6,222
     500    Symbol Technologies, Inc. ..........       11,100
                                                   ----------
                                                       34,407
                                                   ----------
            DIVERSIFIED MANUFACTURING -- 1.1%
     620    Capstone Turbine Corporation++......       13,944
                                                   ----------
            ELECTRIC POWER -- NON NUCLEAR --4.1%
     400    AES Corporation++...................       17,220
     695    Calpine Corporation++...............       26,271
     280    Mirant Corporation++................        9,632
                                                   ----------
                                                       53,123
                                                   ----------
            ELECTRICAL EQUIPMENT -- 1.1%
     475    C&D Technologies, Inc. .............       14,725
                                                   ----------
            FOOD AND DRUG STORES -- 0.3%
     125    Duane Reade Inc.++..................        4,063
                                                   ----------
            FOOD PRODUCTS -- 0.7%
     390    Hain Celestial Group, Inc.++........        8,580
                                                   ----------
            HEALTH SERVICES -- 2.0%
   1,250    Health Management Associates, Inc.,
              Class A++.........................       26,300
                                                   ----------
            INSURANCE -- 1.3%
     280    Ambac Financial Group, Inc. ........       16,296
                                                   ----------

 SHARES                                              VALUE
-------------------------------------------------------------
            INVESTMENT SERVICES -- 3.7%
     415    Legg Mason, Inc. ...................   $   20,650
     195    Northern Trust Corporation..........       12,188
     500    Waddell & Reed Financial, Inc.,
              Class A...........................       15,875
                                                   ----------
                                                       48,713
                                                   ----------
            MEDICAL DEVICES AND SUPPLIES -- 3.0%
     620    Inhale Therapeutic Systems,
              Inc.++............................       14,260
     315    Stryker Corporation.................       17,278
     280    Waters Corporation++................        7,731
                                                   ----------
                                                       39,269
                                                   ----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 5.0%
     810    ADC Telecommunications, Inc.++......        5,346
     475    Comverse Technology, Inc.++.........       27,122
     305    Openwave Systems Inc.++.............       10,584
     620    Powerwave Technologies, Inc.++......        8,990
     230    Research In Motion Ltd.++...........        7,418
     200    Tekelec.............................        5,420
                                                   ----------
                                                       64,880
                                                   ----------
            OILFIELD SERVICES -- 4.8%
     560    BJ Services Company++...............       15,893
     255    ENSCO International Inc. ...........        5,967
     475    Global Marine Inc.++................        8,849
     195    Nabors Industries, Inc.++...........        7,254
     195    Smith International, Inc.++.........       11,681
     280    Weatherford International, Inc.++...       13,440
                                                   ----------
                                                       63,084
                                                   ----------
            PHARMACEUTICALS -- 8.4%
     280    Alkermes, Inc.++....................        9,828
     585    Caliper Technologies
              Corporation++.....................       12,314
     230    MedImmune, Inc.++...................       10,856
     560    Millennium Pharmaceuticals,
              Inc.++............................       19,925
     525    Shire Pharmaceuticals Group plc,
              ADR++.............................       29,137
     450    Watson Pharmaceuticals, Inc.++......       27,738
                                                   ----------
                                                      109,798
                                                   ----------
            PUBLISHING AND ADVERTISING -- 0.3%
      85    Lamar Advertising Company++.........        3,740
                                                   ----------
            SEMICONDUCTORS -- 3.4%
     255    Linear Technology Corporation.......       11,276
     230    Maxim Integrated Products, Inc.++...       10,168
     415    SanDisk Corporation++...............       11,575
     230    Vitesse Semiconductor
              Corporation++.....................        4,839
     170    Xilinx, Inc.++......................        7,011
                                                   ----------
                                                       44,869
                                                   ----------
            SOFTWARE -- 7.8%
     415    BMC Software, Inc.++................        9,354
     195    Check Point Software Technologies
              Ltd.++............................        9,861
     705    Citrix Systems, Inc.++..............       24,604
     340    E. piphany, Inc.++..................        3,454
     230    Intuit Inc.++.......................        9,198
     595    Precise Software Solutions Ltd.++...       18,267
     570    Quest Software, Inc.++..............       21,517
     125    Symantec Corporation++..............        5,461
                                                   ----------
                                                      101,716
                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- MidCap Growth Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

 SHARES                                              VALUE
-------------------------------------------------------------
            SPECIALTY STORES -- 4.6%
     620    Bed Bath & Beyond Inc.++............   $   18,599
     375    Circuit City Stores - Circuit City
              Group.............................        6,750
     150    Talbots, Inc. ......................        6,563
     415    The Men's Wearhouse, Inc.++.........       11,454
     475    Tiffany & Company...................       17,205
                                                   ----------
                                                       60,571
                                                   ----------
            TELECOMMUNICATIONS SERVICES -- 4.6%
     645    Allegiance Telecom, Inc.++..........        9,669
     390    Broadwing Inc.++....................        9,536
     645    Nextel Communications, Inc., Class
              A++...............................       11,288
     390    Time Warner Telecom, Inc.++.........       13,072
     340    Western Wireless Corporation, Class
              A++...............................       14,619
     690    XO Communications, Inc.++...........        1,325
                                                   ----------
                                                       59,509
                                                   ----------
            UNIT INVESTMENT TRUST -- 3.4%
     475    S&P Mid-Cap 400 Depositary
              Receipts..........................       45,059
                                                   ----------
            TOTAL COMMON STOCKS
              (Cost $1,173,863).................    1,122,533
                                                   ----------
            INVESTMENT COMPANIES -- 14.7%
            (Cost $192,400)
 192,400    Nations Cash Reserves#..............      192,400
                                                   ----------
            TOTAL INVESTMENTS
              (Cost $1,366,263*).........  100.6%   1,314,933
                                                   ----------
            OTHER ASSETS AND LIABILITIES
              (NET)......................  (0.6)%
            Cash................................   $      756
            Dividends receivable................          213
            Interest receivable.................          753
            Receivable from investment
              advisor...........................        8,531
            Payable for Fund shares redeemed....           (1)
            Administration fee payable..........         (230)
            Accrued Trustees'/Directors' fees
              and expenses......................       (3,268)
            Accrued expenses and other
              liabilities.......................      (15,121)
                                                   ----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET).............................       (8,367)
                                                   ----------
            NET ASSETS...................  100.0%  $1,306,566
                                                   ==========

                                                     VALUE
-------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income............................   $      403
            Accumulated net realized gain on
              investments sold..................          954
            Net unrealized depreciation of
              investments.......................      (51,330)
            Paid-in capital.....................    1,356,539
                                                   ----------
            NET ASSETS..........................   $1,306,566
                                                   ==========
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
              ($1,306,566 / 136,435 shares of
              common stock outstanding).........        $9.58
                                                   ==========

---------------

* Federal Income Tax Information: Net unrealized depreciation of $51,330 on investment securities was comprised of gross appreciation of $51,236 and gross depreciation of $102,566 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $1,366,263.

++ Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviation:
ADR --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS                          JUNE 30, 2001 (UNAUDITED)

 SHARES                                                    VALUE
-------------------------------------------------------------------
            COMMON STOCKS -- 3.6%
            BROADCASTING AND CABLE -- 0.6%
    1,205   Charter Communications, Inc.++##.........   $    28,137
   80,000   Ono Finance plc..........................        51,473
                                                        -----------
                                                             79,610
                                                        -----------
            HEALTH SERVICES -- 1.0%
    3,285   Apria Healthcare Group Inc.++............        94,772
    3,075   Magellan Health Services, Inc.++.........        39,360
                                                        -----------
                                                            134,132
                                                        -----------
            HEAVY MACHINERY -- 0.3%
    2,370   Harnischfeger Industries Inc.++..........        39,105
                                                        -----------
            INTEGRATED OIL -- 0.2%
      700   Sunoco, Inc. ............................        25,641
                                                        -----------
            LODGING AND RECREATION -- 0.2%
    3,005   Pinnacle Entertainment, Inc.++...........        22,087
                                                        -----------
            METALS AND MINING -- 0.2%
    2,145   Placer Dome Inc. ........................        21,021
                                                        -----------
            PAPER AND FOREST PRODUCTS -- 0.2%
    3,000   Abitibi-Consolidated Inc. ...............        22,950
                                                        -----------
            TELECOMMUNICATIONS SERVICES -- 0.9%
   28,615   @TRACK Communications, Inc.++............        47,215
      500   BellSouth Corporation....................        20,135
      500   SBC Communications Inc. .................        20,030
      400   Verizon Communications Inc. .............        21,400
                                                        -----------
                                                            108,780
                                                        -----------
            TOTAL COMMON STOCKS
              (Cost $436,835)........................       453,326
                                                        -----------
PRINCIPAL
 AMOUNT
---------
            CONVERTIBLE BONDS AND NOTES -- 5.0%
            BROADCASTING AND CABLE -- 1.4%
$ 140,000   Cox Communications, Inc., Class A,
              0.430% 04/19/20........................        57,925
  175,000   Telewest Finance,
              6.000% 07/07/05@.......................       124,200
                                                        -----------
                                                            182,125
                                                        -----------
            COMPUTERS AND OFFICE
              EQUIPMENT -- 0.5%
   65,000   Quantum Corporation,
              7.000% 08/01/04........................        56,631
                                                        -----------
            CONGLOMERATES -- 0.3%
   95,000   Internet Capital Group, Inc.,
              5.500% 12/21/04........................        33,725
                                                        -----------
            METALS AND MINING -- 0.6%
   40,000   Agnico-Eagle Mines Ltd.,
              3.500% 01/27/04........................        32,950
   50,000   Battle Mountain Gold Company,
              6.000% 01/04/05........................        44,534
                                                        -----------
                                                             77,484
                                                        -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.3%
   60,000   Juniper Networks, Inc.,
              4.750% 03/15/07........................        42,900
                                                        -----------

PRINCIPAL
 AMOUNT                                                    VALUE
-------------------------------------------------------------------
            SEMICONDUCTORS -- 0.8%
$  65,000   LSI Logic Corporation,
              4.000% 02/15/05........................   $    53,868
   50,000   Vitesse Semiconductor Corporation,
              4.000% 03/15/05@.......................        40,188
                                                        -----------
                                                             94,056
                                                        -----------
            TELECOMMUNICATIONS SERVICES -- 1.1%
  185,000   At Home Corporation,
              4.750% 12/15/06........................        61,281
   20,000   Colt Telecom Group plc,
              2.000% 12/16/06@.......................        10,519
  115,000(d) Colt Telecom Group plc,
              2.000% 04/03/07@.......................        59,632
                                                        -----------
                                                            131,432
                                                        -----------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $707,600)........................       618,353
                                                        -----------
            CORPORATE BONDS AND NOTES -- 81.0%
            AUTOMOTIVE -- 0.9%
  175,000   Mark IV Industries, Inc.,
              7.500% 09/01/07........................       106,750
                                                        -----------
            BROADCASTING AND CABLE -- 14.2%
   85,000   Benedek Communications,
              13.250% 05/15/06.......................        48,450
   60,000   Big City Radio, Inc.,
              11.250%*** 03/15/05....................        24,300
  120,000   British Sky Broadcasting Group plc,
              6.880% 02/23/09........................       110,145
  160,000   Cablevision SA,
              13.750% 04/30/07.......................       116,800
  120,000   Charter Communications Holdings LLC,
              8.630% 04/01/09........................
                                                            114,000
   35,000   Charter Communications Holdings LLC,
              10.250% 01/15/10.......................
                                                             35,788
  205,000   Charter Communications Holdings LLC,
              (0.000)% due 05/15/11
              11.750% beginning 05/15/06@............
                                                            118,899
   60,000   Charter Communications Holdings LLC,
              10.000% 05/15/11@......................
                                                             60,900
  170,000   Comcast UK Cable Partners Ltd., Class A,
              11.200% 11/15/07.......................
                                                            115,600
   85,000   CSC Holdings Inc.,
              7.630% 04/01/11@.......................        81,091
   50,000   Lin Television Corporation,
              8.000% 01/15/08@.......................        48,250
  120,000   NTL Communications Corporation, Series B,
              ##
              11.880% 10/01/10.......................        79,800
   30,000   NTL Inc.,
              11.500% 02/01/06.......................        20,250
   30,000   Ono Finance plc,
              13.000% 05/01/09.......................        21,900
  105,000   Ono Finance plc,
              14.000% 02/15/11@......................        89,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                    VALUE
-------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$  75,000   Radio Unica Corporation,
              (0.000)% due 08/01/06
              11.750% beginning 08/01/02.............   $    42,000
  170,000   Rogers Cable Systems,
              10.130% 09/01/12.......................       180,624
   40,000   Sinclair Broadcast Group, Inc.,##
              10.000% 09/30/05.......................        40,200
   20,000   Sinclair Broadcast Group, Inc.,
              8.750% 12/15/07........................        19,050
   65,000   Telewest Communications plc,
              11.000% 10/01/07.......................        54,763
  210,000   UIH Australia/Pacific Inc., Series B,
              14.000%*** 05/15/06....................        67,200
  170,000   United Pan-Europe Communications N.V.,
              (0.000)% due 08/01/09
              12.500% beginning 08/01/04.............
                                                             27,200
  235,000   United Pan-Europe Communications N.V.,
              11.250% 02/01/10.......................
                                                             88,125
  200,000   United Pan-Europe Communications N.V.,
              Series B,
              11.500% 02/01/10.......................        75,000
  210,000   UnitedGlobalCom Inc.,
              (0.000)% due 02/15/08
              10.750% beginning 02/15/03.............        70,350
                                                        -----------
                                                          1,749,935
                                                        -----------
            CHEMICALS -- SPECIALTY -- 1.6%
   65,000   General Chemical Industrial Products,
              10.630% 05/01/09.......................
                                                             37,700
  100,000   Octel Developments plc,
              10.000% 05/01/06.......................       102,000
   65,000   Sovereign Specialty Chemical,
              11.880% 03/15/10.......................        58,500
                                                        -----------
                                                            198,200
                                                        -----------
            COMMERCIAL BANKING -- 1.5%
  150,000   Golden State Holdings, Escrow
              Corporation,
              7.000% 08/01/03........................       150,008
   40,000   Golden State Holdings, Escrow
              Corporation,
              7.130% 08/01/05........................        39,216
                                                        -----------
                                                            189,224
                                                        -----------
            COMMERCIAL SERVICES -- 0.8%
   75,000   Intertek Finance plc,
              10.250% 11/01/06.......................        58,500
   55,000   Protection One Alarm Monitor,
              7.380% 08/15/05........................        41,800
                                                        -----------
                                                            100,300
                                                        -----------
            COMPUTER SERVICES -- 0.5%
   60,000   Unisys Corporation,
              8.130% 06/01/06........................        58,350
                                                        -----------
            CONSUMER SERVICES -- 0.3%
   40,000   Jafra Cosmetics International, Inc.,
              11.750% 05/01/08.......................        39,200
                                                        -----------

PRINCIPAL
 AMOUNT                                                    VALUE
-------------------------------------------------------------------
            DIVERSIFIED ELECTRONICS -- 1.0%
$  95,000   Knowles Electronics Inc.,
              13.130% 10/15/09.......................   $    94,050
   45,000   Thomas & Betts Corporation,
              6.630% 05/07/08........................        34,414
                                                        -----------
                                                            128,464
                                                        -----------
            DIVERSIFIED MANUFACTURING -- 0.6%
   80,000   Owens & Minor Inc.,
              8.500% 07/15/11@.......................        80,600
                                                        -----------
            ELECTRIC POWER -- NON NUCLEAR -- 13.4%
   80,000   AES Corporation,
              8.750% 12/15/02........................        80,800
  125,000   AES Drax Holdings Ltd.,
              10.410% 12/31/20.......................       139,444
  150,000   AES Eastern Energy,
              9.670% 01/02/29........................       157,125
  110,000   Avista Corporation,
              9.750% 06/01/08@.......................       117,412
  125,000   Caithness Coso Funding Corporation,
              Series B,
              9.050% 12/15/09........................       122,500
   60,000   Calpine Canada,
              8.500% 05/01/08........................        58,498
  170,000   CMS Energy Corporation,
              8.500% 04/15/11........................       165,113
   65,000   Edison International, Inc.,
              6.880% 09/15/04........................        52,000
  140,000   ESI Tractebel Acquisition Corporation,
              Series B,
              7.990% 12/30/11........................       136,480
  115,000   PG&E National Energy Group,
              10.380% 05/16/11@......................       114,789
   35,000   PSEG Energy Holdings, Inc.,
              9.130% 02/10/04........................        36,403
   80,000   PSEG Energy Holdings, Inc.,
              8.630% 02/15/08@.......................        80,665
   85,000   PSEG Energy Holdings, Inc.,
              10.000% 10/01/09.......................        91,462
   47,394   Salton Sea Funding,
              7.370% 05/30/05........................        46,037
  105,000   Tiverton Rumford Power Association,
              9.000% 07/15/18@.......................       104,137
   30,000   Western Resources, Inc.,
              6.250%@@ 08/15/03......................        28,850
  140,000   Western Resources, Inc.,
              6.880% 08/01/04........................       135,554
                                                        -----------
                                                          1,667,269
                                                        -----------
            EXPLORATION AND PRODUCTION -- 3.7%
   45,000   Baytex Energy Ltd.,
              10.500% 02/15/11@......................        45,900
  180,000   DevX Energy, Inc.,
              12.500% 07/01/08.......................       178,200
   40,000   Mission Resources Corporation,
              10.880% 04/01/07@......................        39,300

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                    VALUE
-------------------------------------------------------------------
            EXPLORATION AND PRODUCTION -- (CONTINUED)
$ 105,000   Ocean Energy, Inc.,
              8.250% 07/01/18........................   $   110,250
   80,000   Triton Energy Ltd.,
              8.880% 10/01/07........................        82,000
                                                        -----------
                                                            455,650
                                                        -----------
            FOOD PRODUCTS -- 0.3%
   50,000   Chiquita Brands International, Inc.,##
              10.000% 06/15/09(a)....................        33,875
                                                        -----------
            HEALTH SERVICES -- 9.3%
  150,000   Apria Healthcare Group Inc.,
              9.500% 11/01/02........................       150,000
   75,000   Columbia/HCA Healthcare Corporation,
              7.500% 11/15/95........................
                                                             63,000
  115,000   Fountain View Inc.,
              11.250% 04/15/08(a)....................        57,500
   55,000   HCA - The Healthcare Company,
              8.750% 09/01/10........................        58,371
  210,000   Kelso and Company,
              12.750% 10/01/09.......................       243,862
   70,000   Magellan Health Services, Inc.,
              9.380% 11/15/07@.......................        71,138
   85,000   Magellan Health Services, Inc.,
              9.000% 02/15/08........................        80,113
   35,000   Manor Care, Inc.,
              7.500% 06/15/06........................        34,351
   55,000   Manor Care, Inc.,
              8.000% 03/01/08@.......................        55,275
  225,000   Per-Se Technologies, Inc., Series B,
              9.500% 02/15/05........................       179,999
  105,000   Team Health, Inc.,
              12.000% 03/15/09.......................       110,250
   55,000   Triad Hospitals Inc.,
              8.750% 05/01/09@.......................        55,963
                                                        -----------
                                                          1,159,822
                                                        -----------
            HEAVY MACHINERY -- 0.5%
   60,000   Harnischfeger Industries, Inc.,
              0.000% 03/31/06(a).....................        60,900
                                                        -----------
            HOUSEHOLD PRODUCTS -- 1.1%
   85,000   American Greetings,
              11.750% 07/15/08@......................        82,450
   85,000   Hasbro Inc.,
              6.600% 07/15/28........................        55,818
                                                        -----------
                                                            138,268
                                                        -----------
            LODGING AND RECREATION -- 7.2%
  130,000   Bally Total Fitness Holding Corporation,
              Series D,
              9.880% 10/15/07........................       129,025
   95,000   Felcor Lodging LP,
              9.500% 09/15/08........................        95,475
   60,000   Hilton Hotels Corporation,
              7.630% 05/15/08........................        58,516
   60,000   Hilton Hotels Corporation,
              8.250% 02/15/11........................        59,658
   80,000   Hollywood Casino Shreveport,
              13.000% 08/01/06.......................        84,000

PRINCIPAL
 AMOUNT                                                    VALUE
-------------------------------------------------------------------
            LODGING AND RECREATION -- (CONTINUED)
$ 110,000   ITT Corporation,
              7.380% 11/15/15........................   $   100,723
   50,000   Mandalay Resort Group,
              9.500% 08/01/08........................        52,313
  100,000   Park Place Entertainment Corporation,##
              8.880% 09/15/08........................
                                                            102,750
   55,000   Penn National Gaming, Inc.,
              11.130% 03/01/08@......................        57,200
  115,000   Pinnacle Entertainment, Inc., Series B,
              9.250% 02/15/07........................
                                                            105,800
   25,000   Royal Caribbean Cruises Ltd.,
              7.250% 03/15/18........................        20,128
   40,000   Royal Caribbean Cruises Ltd.,
              7.500% 10/15/27........................        31,625
                                                        -----------
                                                            897,213
                                                        -----------
            MEDICAL DEVICES AND SUPPLIES -- 0.7%
  115,000   Alaris Medical Systems, Inc.,
              9.750% 12/01/06........................        88,550
                                                        -----------
            METALS AND MINING -- 2.3%
  210,000   Algoma Steel Inc.,
              12.380% 07/15/05(a)....................        42,000
   50,000   Commonwealth Industries, Inc.,
              10.750% 10/01/06.......................        45,500
   60,000   Great Central Mines Ltd.,
              8.880% 04/01/08........................        52,200
   90,000   Newmont Mining Corporation,
              8.630% 05/15/11........................        88,866
   75,000   Ormet Corporation,
              11.000% 08/15/08@......................        58,875
                                                        -----------
                                                            287,441
                                                        -----------
            NATURAL GAS DISTRIBUTION -- 0.6%
   90,000   Energy Corporation of America,
              9.500% 05/15/07........................        70,875
                                                        -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.7%
   50,000   Lucent Bank Debt Revolver,
              3.760%@@ 05/30/10, resets monthly off
              the 1 month Libor plus 2.000%..........
                                                             46,000
   80,000   Lucent Technologies Inc.,
              6.450% 03/15/29........................        46,163
                                                        -----------
                                                             92,163
                                                        -----------
            OILFIELD SERVICES -- 0.6%
   70,000   R&B Falcon Corporation,
              7.380% 04/15/18........................        69,284
                                                        -----------
            PACKAGING AND CONTAINERS -- 0.6%
   95,000   Crown Cork & Seal Company, Inc.,
              7.130% 09/01/02........................        55,100
   40,000   Crown Cork & Seal Company, Inc.,
              8.000% 04/15/23........................        14,400
                                                        -----------
                                                             69,500
                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                    VALUE
-------------------------------------------------------------------
            PHARMACEUTICALS -- 1.8%
$ 105,000   Caremark Rx, Inc.,
              7.380% 10/01/06........................   $   103,425
   60,000   Express Scripts Inc.,
              9.630% 06/15/09........................        64,950
   65,000   McKesson HBOC, Inc.,
              7.650% 03/01/27........................        57,448
                                                        -----------
                                                            225,823
                                                        -----------
            PUBLISHING AND ADVERTISING -- 6.2%
  100,000   American Color Graphics,
              12.750% 08/01/05.......................        98,000
  120,000   Canwest Media, Inc.,
              10.630% 05/15/11@......................       121,800
  145,000   Garden State Newspapers, Inc.,
              8.750% 10/01/09........................       139,200
   95,000   Key3Media Group Inc.,
              11.250% 06/15/11.......................        93,100
   95,000   Marvel Enterprises, Inc.,
              12.000% 06/15/09.......................        45,125
   45,000   Phoenix Color Corporation,
              10.380% 02/01/09.......................        36,450
  165,000   Quebecor Media Inc.,
              (0.000)% due 07/15/11
              13.750% beginning 07/15/06@............        88,275
   50,000   Quebecor Media Inc.,
              11.130% 07/15/11@......................        49,875
    7,744   Rand McNally Bank Debt Term,
              0.000% 11/06/03(a).....................         1,665
   21,994   Rand McNally Bank Debt Term,
              0.000% 04/06/05(a).....................         5,498
   24,375   Rand McNally Bank Debt Term,
              0.000% 04/06/06(a).....................         6,094
   47,256   Rand McNally Bank Debt Term,
              0.000% 05/31/10(a).....................        11,814
  140,000   Ziff Davis Media Inc.,
              12.000% 07/15/10.......................        77,000
                                                        -----------
                                                            773,896
                                                        -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.8%
   34,000   Ermis Maritime Holdings Ltd.,
              12.500% 09/25/04(b)....................        28,954
   85,000   Pegasus Shipping Hellas, Series A,
              11.880% 11/15/04(a)....................        30,600
   80,000   Sea Containers Ltd.,
              7.880% 02/15/08........................        45,200
                                                        -----------
                                                            104,754
                                                        -----------
            REAL ESTATE -- 0.8%
  105,000   Blum CB Corporation,
              11.250% 06/15/11@......................       103,163
                                                        -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.9%
  115,000   BF Saul,
              9.750% 04/01/08........................       111,694
  235,000   Crescent Real Estate Equities LP,
              7.000% 09/15/02........................       234,352

PRINCIPAL
 AMOUNT                                                    VALUE
-------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- (CONTINUED)
$  90,000   Healthcare Realty Trust, Inc.,
              8.130% 05/01/11........................   $    89,580
   50,000   Meristar Hospitality Corporation,
              9.000% 01/15/08@.......................        50,375
                                                        -----------
                                                            486,001
                                                        -----------
            TELECOMMUNICATIONS SERVICES -- 5.1%
   75,000   360Networks Inc.,
              13.000% 05/01/08(a)....................         1,125
   60,000   Alamosa Delaware Inc.,
              12.500% 02/01/11@......................        54,000
   40,000   Alamosa Holdings Inc.,
              (0.000)% due 02/15/10
              12.880% beginning 02/15/05.............        18,400
  185,000   Call-Net Enterprises, Inc.,
              9.380% 05/15/09........................        59,200
  125,000   COLO.COM,
              13.880% 03/15/10@......................        17,813
   70,000(d) Completel Europe N.V., Series B,
              14.000% 04/15/10.......................        27,853
  100,000   Globix Corporation,
              12.500% 02/01/10.......................        29,000
   40,825   GT Telecom Racers Notes Trust, Series A,
              10.000%** 06/30/08.....................
                                                             32,150
   29,175   GT Telecom Racers Notes Trust, Series B,
              8.690%** 02/03/03......................
                                                             22,975
  125,000   Hermes Europe Railtel BV,##
              11.500% 08/15/07.......................        20,000
   85,000   IMPSAT Fiber Networks, Inc.,
              13.750% 02/15/05.......................        30,600
  170,000   Millicom International Cellular SA,
              13.500% 06/01/06.......................       146,199
  100,000   Nextel International Inc.,
              12.750% 08/01/10.......................        29,000
  115,000   Orion Network Systems, Inc.,
              (0.000)% due 01/15/07
              12.500% beginning 01/15/02.............        41,400
   80,000   Pagemart Nationwide,
              15.000% 02/01/05.......................         8,000
   55,000   PSINet, Inc.,
              11.500% 11/01/08.......................         3,300
  100,000   PSINet, Inc.,
              11.000% 08/01/09.......................         6,000
  170,000   Telesystem International Wireless Inc.,
              Series C,
              (0.000)% due 11/01/07
              10.500% beginning 11/01/02.............        35,700
  110,000   US Unwired Inc., Series B,
              (0.000)% due 11/01/09
              13.380% beginning 11/01/04.............        54,038
                                                        -----------
                                                            636,753
                                                        -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $11,103,581).....................    10,072,223
                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                    VALUE
-------------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- 1.1%
$  75,000   IPC Magazines Group plc,
              9.630% 03/15/08........................   $    98,088
   50,000   SBS Broadcasting SA,
              12.000% 06/15/08@......................        41,483
                                                        -----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $114,533)........................       139,571
                                                        -----------
 SHARES
---------
            PREFERRED STOCKS -- 2.8%
            BROADCASTING AND CABLE -- 1.1%
    1,410   Paxson Communications Corporation++(c)...
                                                            135,360
                                                        -----------
            FOOD PRODUCTS -- 0.3%
    2,267   North AtlanticTrading++@.................        31,171
                                                        -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.0%+
      524   Ermis Maritime Holding Ltd.++(b).........             5
                                                        -----------
            REAL ESTATE INVESTMENT TRUSTS
              (REITS) -- 1.1%
    1,450   Sovereign REIT++@........................       144,275
                                                        -----------
            TELECOMMUNICATIONS SERVICES -- 0.3%
      510   Nextel Communications, Inc., Series
              D++(c).................................        31,620
                                                        -----------
            TOTAL PREFERRED STOCKS
              (Cost $355,375)........................       342,431
                                                        -----------
            WARRANTS -- 0.0%+
            (Cost $13,519)
      125   COLO.COM
              Expire 03/15/10@.......................             1
                                                        -----------
            INVESTMENT COMPANIES -- 9.1%
            (Cost $1,136,963)
1,136,963   Nations Cash Reserves#...................     1,136,963
                                                        -----------
            TOTAL INVESTMENTS
              (Cost $13,868,406*).............  102.6%   12,762,868
                                                        -----------
            OTHER ASSETS AND LIABILITIES
              (NET)...........................   (2.6)%
            Cash.....................................   $    58,050
            Unrealized appreciation on forward
              foreign exchange contracts.............         2,120
            Receivable for investment securities
              sold...................................        82,574
            Receivable for Fund shares sold..........         7,523
            Dividends receivable.....................         4,587
            Interest receivable......................       324,749
            Receivable from investment advisor.......           221
            Collateral on securities loaned..........      (269,963)
            Payable for Fund shares redeemed.........           (35)
            Administration fee payable...............        (2,327)

                                                           VALUE
-------------------------------------------------------------------
            Payable for investment securities
              purchased..............................   $  (509,438)
            Accrued Trustees'/Directors' fees and
              expenses...............................       (11,088)
            Accrued expenses and other liabilities...
                                                             (6,706)
                                                        -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)..................................      (319,733)
                                                        -----------
            NET ASSETS........................  100.0%  $12,443,135
                                                        ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment income......   $   667,830
            Accumulated net realized loss on
              investments sold, foreign currencies
              and net other assets...................      (147,925)
            Net unrealized depreciation of
              investments, foreign currencies and net
              other assets...........................    (1,103,497)
            Paid-in capital..........................    13,026,727
                                                        -----------
            NET ASSETS...............................   $12,443,135
                                                        ===========
            NET ASSET VALUE, OFFERING AND REDEMPTION
              PRICE PER SHARE
              ($12,443,135 / 1,320,003 shares of
              common stock outstanding)..............         $9.43
                                                        ===========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $1,105,538 on investment securities was comprised of gross appreciation of $455,857 and gross depreciation of $1,561,395 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $13,868,406.

 ** Rate represents annualized yield to maturity at June 30, 2001.

 *** Zero coupon security. The rate shown reflects the yield to maturity at June
     30, 2001.

  @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 @@ Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2001.

 ++ Non-income producing security.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $269,963.

 ## All or a portion of security was on loan at June 30, 2001. The aggregate cost and market value of securities on loan at June 30, 2001 is $297,099 and $256,949, respectively.

 (a) Issuer in Default

 (b) Fair valued security.

 (c) PIK ("Payment in Kind"). Interest or dividend payment is made with additional securities.

 (d) Principal amount denominated in Euro.

Abbreviation:
Libor  --   London Interbank Offer Rate

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the six months ended June 30, 2001 (unaudited)

                                                                INTERNATIONAL      INTERNATIONAL         FOCUSED
                                                                OPPORTUNITIES          VALUE             EQUITIES
                                                                  PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                ----------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $19,975,
  $7,335, $1,778, $137, $679, $0, and $79, respectively)....    $      146,447     $       60,434     $      409,734
Interest....................................................            24,754              7,683            328,386
Securities lending..........................................                --                 --              2,890
                                                                --------------     --------------     --------------
    Total investment income.................................           171,201             68,117            741,010
                                                                --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................            52,287             16,594            492,741
Administration fee..........................................            14,379              4,056            151,107
Transfer agent fees.........................................             1,745                398             22,551
Custodian fees..............................................             9,792              1,379              6,409
Trustees' fees and expenses.................................            11,368             11,348             11,368
Shareholder servicing and distribution fees.................            16,340              4,610            164,247
Legal and audit fees........................................            21,216             12,573             45,723
Printing expense............................................             4,632              4,594              4,200
Amortization of organization costs..........................             1,885                 --              1,885
Interest expense............................................                --                 --                 --
Other.......................................................               942                676              5,121
                                                                --------------     --------------     --------------
    Total expenses..........................................           134,586             56,228            905,352
Fees waived and expenses reimbursed by investment advisor
  and/or distributor........................................           (52,598)           (32,474)          (182,125)
Fees reduced by credits allowed by the custodian............              (289)              (707)              (540)
                                                                --------------     --------------     --------------
    Net expenses............................................            81,699             23,047            722,687
                                                                --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................            89,502             45,070             18,323
                                                                --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................        (1,667,475)            47,230        (12,308,612)
  Futures contracts.........................................                --                 --                 --
  Foreign currency and net other assets.....................           (13,411)              (240)                --
                                                                --------------     --------------     --------------
Net realized gain/(loss) on investments.....................        (1,680,886)            46,990        (12,308,612)
                                                                --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................           314,333           (325,209)        (7,494,848)
  Futures contracts.........................................                --                 --                 --
  Foreign currency and net other assets.....................              (612)              (131)                --
                                                                --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           313,721           (325,340)        (7,494,848)
                                                                --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......        (1,367,165)          (278,350)       (19,803,460)
                                                                --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $   (1,277,663)    $     (233,280)    $  (19,785,137)
                                                                ==============     ==============     ==============

---------------

(a) MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

                          GROWTH &            MIDCAP           HIGH YIELD
     21st CENTURY          INCOME             GROWTH              BOND
      PORTFOLIO          PORTFOLIO         PORTFOLIO(a)        PORTFOLIO
    -----------------------------------------------------------------------
     $       8,176     $      247,189     $          335     $       29,052
             3,836            193,050              1,935            702,129
                --              1,908                 --              1,094
    --------------     --------------     --------------     --------------
            12,012            442,147              2,270            732,275
    --------------     --------------     --------------     --------------
            14,721            306,935              1,214             30,580
             4,956             94,127                430             12,788
             1,078             13,031              1,260              1,673
             1,070              3,825                663              1,448
            11,368             11,368              3,360             11,348
             5,387            102,312                467             13,900
            15,297             33,908              9,180             16,703
             4,417              4,087              3,780              5,802
             1,885              1,885                 --                 --
                --                 --                 --                 --
               653              3,260                359                760
    --------------     --------------     --------------     --------------
            60,832            574,738             20,713             95,002
          (38,522)           (124,546)           (18,843)           (39,001)
              (47)                (20)                (3)              (401)
    --------------     --------------     --------------     --------------
            22,263            450,172              1,867             55,600
    --------------     --------------     --------------     --------------
          (10,251)             (8,025)               403            676,675
    --------------     --------------     --------------     --------------
       (1,411,207)         (7,306,970)               954             35,057
                --                 --                 --                 --
                --                263                 --             10,009
    --------------     --------------     --------------     --------------
       (1,411,207)         (7,306,707)               954             45,066
    --------------     --------------     --------------     --------------
           268,191         (3,533,819)           (51,330)          (242,200)
                --                 --                 --                 --
                --                 --                 --              4,750
    --------------     --------------     --------------     --------------
           268,191         (3,533,819)           (51,330)          (237,450)
    --------------     --------------     --------------     --------------
       (1,143,016)        (10,840,526)           (50,376)          (192,384)
    --------------     --------------     --------------     --------------
    $  (1,153,267)     $  (10,848,551)    $      (49,973)    $      484,291
    ==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                   INTERNATIONAL OPPORTUNITIES
                                                                            PORTFOLIO
                                                                 ------------------------------
                                                                  SIX MONTHS
                                                                    ENDED
                                                                   6/30/01           YEAR ENDED
                                                                 (UNAUDITED)          12/31/00
                                                                 -------------------------------
Net investment income/(loss)................................    $       89,502     $       21,698
Net realized gain/(loss) on investments.....................        (1,680,886)           114,370
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           313,721         (1,943,341)
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................        (1,277,663)        (1,807,273)
Distributions to shareholders from net investment income....                --            (17,096)
Distributions to shareholders in excess of net investment
  income....................................................                --                 --
Distributions to shareholders from net realized gain on
  investments...............................................                --           (197,198)
Distributions to shareholders from paid in capital..........                --                 --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................          (419,886)        10,060,753
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................        (1,697,549)         8,039,186
NET ASSETS:
Beginning of period.........................................        13,937,392          5,898,206
                                                                --------------     --------------
End of period...............................................    $   12,239,843     $   13,937,392
                                                                ==============     ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........    $       93,683     $        4,181
                                                                ==============     ==============

---------------

(a) International Value commenced operations on July 3, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

                                                                                 21ST CENTURY PORTFOLIO
  INTERNATIONAL VALUE PORTFOLIO          FOCUSED EQUITIES PORTFOLIO
 ------------------------------        ------------------------------        ------------------------------
  SIX MONTHS                            SIX MONTHS                            SIX MONTHS
    ENDED                                 ENDED                                 ENDED
   6/30/01          PERIOD ENDED         6/30/01           YEAR ENDED          6/30/01           YEAR ENDED
 (UNAUDITED)        12/31/00(A)        (UNAUDITED)          12/31/00         (UNAUDITED)          12/31/00
-------------------------------------------------------------------------------------------------------------
$       45,070     $        8,545     $       18,323     $       80,259     $      (10,251)    $      (15,638)
        46,990                543        (12,308,612)        (5,157,972)        (1,411,207)          (545,419)
      (325,340)           (21,324)        (7,494,848)       (19,044,728)           268,191         (1,364,590)
--------------     --------------     --------------     --------------     --------------     --------------
      (233,280)           (12,236)       (19,785,137)       (24,122,441)        (1,153,267)        (1,925,647)
            --             (7,755)                --            (80,259)                --                 --
            --                 --                 --             (1,577)                --                 --
            --                 --                 --         (2,581,660)                --                 --
            --                 --                 --                 --                 --                 --
     4,329,757          2,141,535         (1,500,246)        62,384,607            397,258           (651,135)
--------------     --------------     --------------     --------------     --------------     --------------
     4,096,477          2,121,544        (21,285,383)        35,598,670           (756,009)        (2,576,782)
     2,121,544                 --        148,714,115        113,115,445          5,107,246          7,684,028
--------------     --------------     --------------     --------------     --------------     --------------
$    6,218,021     $    2,121,544     $  127,428,732     $  148,714,115     $    4,351,237     $    5,107,246
==============     ==============     ==============     ==============     ==============     ==============
$       45,495     $          425     $       18,323     $           --     $      (10,251)    $           --
==============     ==============     ==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                    GROWTH & INCOME PORTFOLIO
                                                                 ------------------------------
                                                                  SIX MONTHS
                                                                    ENDED
                                                                   6/30/01           YEAR ENDED
                                                                 (UNAUDITED)          12/31/00
                                                                 -------------------------------
Net investment income/(loss)................................    $       (8,025)    $        6,541
Net realized gain/(loss) on investments.....................        (7,306,707)          (332,906)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................        (3,533,819)       (11,846,813)
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................       (10,848,551)       (12,173,178)
Distributions to shareholders from net investment income....                --             (5,858)
Distributions to shareholders in excess of net investment
  income....................................................                --                 --
Distributions to shareholders from net realized gain on
  investments...............................................                --           (993,456)
Distributions to shareholders from paid in capital..........                --                 --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           412,119         39,914,892
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................       (10,436,432)        26,742,400
NET ASSETS:
Beginning of period.........................................        90,790,934         64,048,534
                                                                --------------     --------------
End of period...............................................    $   80,354,502     $   90,790,934
                                                                ==============     ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........    $       (7,342)    $          683
                                                                ==============     ==============

---------------

(a) High Yield Bond commenced operations on July 3, 2000.

(b) MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

    MIDCAP
    GROWTH             HIGH YIELD BOND PORTFOLIO
  PORTFOLIO         -------------------------------
--------------       SIX MONTHS
 PERIOD ENDED          ENDED
  6/30/01(B)          6/30/01          PERIOD ENDED
 (UNAUDITED)        (UNAUDITED)        12/31/00(A)
----------------------------------------------------
$          403     $      676,675     $      515,201
           954             45,066           (191,979)
       (51,330)          (237,450)          (866,047)
--------------     --------------     --------------
       (49,973)           484,291           (542,825)
            --                 --           (515,201)
            --                 --             (9,857)
            --                 --                 --
            --                 --                 --
     1,356,539          2,115,764         10,910,963
--------------     --------------     --------------
     1,306,566          2,600,055          9,843,080
            --          9,843,080                 --
--------------     --------------     --------------
$    1,306,566     $   12,443,135     $    9,843,080
==============     ==============     ==============
$          403     $      667,830     $       (8,845)
==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                     INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2001                  YEAR ENDED
                                                                   (UNAUDITED)               DECEMBER 31, 2000
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................    99,235    $ 1,159,503        728,437    $ 9,992,220
Issued as reinvestment of dividends........................        --             --         17,437        214,294
Repurchased................................................  (139,508)    (1,579,389)       (11,267)      (145,761)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................   (40,273)   $  (419,886)       734,607    $10,060,753
                                                             ========    ===========      =========    ===========

                                                                         INTERNATIONAL VALUE PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2001                 PERIOD ENDED
                                                                   (UNAUDITED)              DECEMBER 31, 2000(A)
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................   470,409    $ 4,350,650        228,703    $ 2,177,882
Issued as reinvestment of dividends........................        --             --            827          7,755
Repurchased................................................    (2,234)       (20,893)        (4,491)       (44,102)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................   468,175    $ 4,329,757        225,039    $ 2,141,535
                                                             ========    ===========      =========    ===========

---------------

(a) International Value commenced operations on July 3, 2000.

                                                                          FOCUSED EQUITIES PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2001                  YEAR ENDED
                                                                   (UNAUDITED)               DECEMBER 31, 2000
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................   412,492    $ 6,095,657      3,569,152    $65,535,788
Issued as reinvestment of dividends........................        --             --        144,163      2,663,496
Repurchased................................................  (537,097)    (7,595,903)      (331,987)    (5,814,677)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................  (124,605)   $(1,500,246)     3,381,328    $62,384,607
                                                             ========    ===========      =========    ===========

                                                                            21ST CENTURY PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2001                  YEAR ENDED
                                                                   (UNAUDITED)               DECEMBER 31, 2000
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................   127,412    $   887,648        151,476    $ 1,589,921
Issued as reinvestment of dividends........................        --             --             --             --
Repurchased................................................   (66,290)      (490,390)      (208,816)    (2,241,056)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................    61,122    $   397,258        (57,340)   $  (651,135)
                                                             ========    ===========      =========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

                                                                           GROWTH & INCOME PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2001                  YEAR ENDED
                                                                   (UNAUDITED)               DECEMBER 31, 2000
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................   278,915    $ 4,173,676      2,417,331    $44,373,638
Issued as reinvestment of dividends........................        --             --         61,385        999,314
Repurchased................................................  (260,546)    (3,761,557)      (316,336)    (5,458,060)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................    18,369    $   412,119      2,162,380    $39,914,892
                                                             ========    ===========      =========    ===========

                                                              MIDCAP GROWTH PORTFOLIO
                                                                   PERIOD ENDED
                                                                 JUNE 30, 2001(A)
                                                                    (UNAUDITED)
                                                              -----------------------
                                                               SHARES       DOLLARS
                                                              -----------------------
Sold........................................................   136,563    $ 1,357,807
Issued as reinvestment of dividends.........................        --             --
Repurchased.................................................      (128)        (1,268)
                                                              --------    -----------
Net increase/(decrease).....................................   136,435    $ 1,356,539
                                                              ========    ===========

---------------

(a) MidCap Growth commenced operations on May 1, 2001.

                                                                         HIGH YIELD BOND PORTFOLIO
                                                               SIX MONTHS ENDED
                                                                JUNE 30, 2001                  PERIOD ENDED
                                                                 (UNAUDITED)               DECEMBER 31, 2000(A)
                                                           ------------------------      ------------------------
                                                            SHARES        DOLLARS         SHARES        DOLLARS
                                                           ------------------------------------------------------
Sold.....................................................    236,547    $ 2,262,843      1,043,377    $10,415,386
Issued as reinvestment of dividends......................         --             --         58,731        525,058
Repurchased..............................................    (15,566)      (147,079)        (3,086)       (29,481)
                                                           ---------    -----------      ---------    -----------
Net increase/(decrease)..................................    220,981    $ 2,115,764      1,099,022    $10,910,963
                                                           =========    ===========      =========    ===========

---------------

(a) High Yield Bond commenced operations on July 3, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.

                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS      DIVIDENDS
                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         INCOME
                            ------------------------------------------------------------------------------------------
INTERNATIONAL
  OPPORTUNITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $12.17        $ 0.08           $(1.18)          $(1.10)         $   --         $   --
Year ended 12/31/2000.....    14.35          0.02            (1.99)           (1.97)          (0.02)            --
Year ended 12/31/1999#....    10.28          0.06             4.35             4.41           (0.05)            --
Period ended
  12/31/1998*.............    10.00          0.06             0.25             0.31           (0.03)##          --
INTERNATIONAL VALUE
  PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $ 9.43        $ 0.11           $(0.57)          $(0.46)         $   --         $   --
Period ended
  12/31/2000**............    10.00          0.04            (0.57)           (0.53)          (0.04)            --
FOCUSED EQUITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $16.31        $ 0.00***        $(2.14)          $(2.14)         $   --         $   --
Year ended 12/31/2000#....    19.71          0.01            (3.09)           (3.08)          (0.01)         (0.00)***
Year ended 12/31/1999#....    13.00         (0.03)            6.90             6.87              --             --
Period ended
  12/31/1998*.............    10.00          0.02             3.00             3.02           (0.02)##          --
21ST CENTURY PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $ 8.47        $(0.02)          $(1.90)          $(1.92)         $   --         $   --
Year ended 12/31/2000.....    11.63         (0.03)           (3.13)           (3.16)             --             --
Year ended 12/31/1999#....    10.62          0.02             1.02             1.04           (0.03)            --
Period ended
  12/31/1998*.............    10.00          0.02             0.62             0.64           (0.02)##          --
GROWTH & INCOME PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $16.33        $ 0.00***        $(1.92)          $(1.92)         $   --         $   --
Year ended 12/31/2000#....    18.86          0.00***         (2.34)           (2.34)           0.00***          --
Year ended 12/31/1999#....    12.16         (0.03)            6.73             6.70              --             --
Period ended
  12/31/1998*.............    10.00          0.02             2.16             2.18           (0.02)##          --
MIDCAP GROWTH PORTFOLIO
Six months ended 6/30/2001
  (unaudited)**#..........   $10.00        $ 0.00***        $(0.42)          $(0.42)         $   --         $   --
HIGH YIELD BOND PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $ 8.96        $ 0.57           $(0.10)          $ 0.47          $   --         $   --
Period ended
  12/31/2000**............    10.00          0.50            (1.03)           (0.53)          (0.50)         (0.01)


                            DISTRIBUTIONS
                              FROM NET
                              REALIZED
                                GAINS
                            -------------
INTERNATIONAL
  OPPORTUNITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Year ended 12/31/2000.....      (0.19)
Year ended 12/31/1999#....      (0.29)
Period ended
  12/31/1998*.............         --
INTERNATIONAL VALUE
  PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Period ended
  12/31/2000**............         --
FOCUSED EQUITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Year ended 12/31/2000#....      (0.31)
Year ended 12/31/1999#....      (0.16)
Period ended
  12/31/1998*.............         --
21ST CENTURY PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Year ended 12/31/2000.....         --
Year ended 12/31/1999#....         --
Period ended
  12/31/1998*.............         --
GROWTH & INCOME PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Year ended 12/31/2000#....      (0.19)
Year ended 12/31/1999#....         --
Period ended
  12/31/1998*.............         --
MIDCAP GROWTH PORTFOLIO
Six months ended 6/30/2001
  (unaudited)**#..........     $   --
HIGH YIELD BOND PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Period ended
  12/31/2000**............         --

---------------

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** International Value commenced operations on July 3, 2000.

 *** Amount represents less than $0.01 per share.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

For a share outstanding throughout each period.

                                                                                                                     WITHOUT WAIVERS
                                                                                                                     AND/OR EXPENSE
                                                                                                                     REIMBURSEMENTS
                                                                                                                     ---------------
                                                                         RATIO OF         RATIO OF                      RATIO OF
                    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
DISTRIBUTIONS     DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
  FROM PAID          AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
 IN CAPITAL     DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
   $   --          $   --          $11.07         (9.04)%   $ 12,240       1.25%+(a)        1.37%+          145%           2.06%+(a)
       --           (0.21)          12.17        (13.81)      13,937       1.25             0.20             30            2.20
       --           (0.34)          14.35         43.05        5,898       1.25             0.43             24            2.64
       --           (0.03)##        10.28          3.11        2,310       1.25+            1.09+            16            4.09+

   $   --          $   --          $ 8.97         (4.88)%   $  6,218       1.25%+           2.45%+            7%           3.05%+
       --           (0.04)           9.43         (5.35)       2,122       1.25+            1.32+             2            7.59+

   $   --          $   --          $14.17        (13.12)%   $127,429       1.10%+(a)        0.03%+           57%           1.38%+(a)
       --           (0.32)##        16.31        (15.82)     148,714       1.10(a)(b)       0.06            141            1.36(a)
       --           (0.16)          19.71         53.28      113,115       1.10(a)         (0.17)           134            1.38(a)
       --           (0.02)##        13.00         30.16       24,521       1.10+(a)         0.33+           236            1.94+(a)

   $   --          $   --          $ 6.55        (22.67)%   $  4,351       1.04%+(a)       (0.48)%+         176%           2.84%+(a)
       --              --            8.47        (27.17)       5,107       1.00(a)         (0.25)           140            2.25(a)
       --           (0.03)          11.63          9.75        7,684       1.00(a)(b)       0.22             50            1.81(a)
       --           (0.02)##        10.62          6.44        4,796       1.00+(a)         0.44+            40            2.41+(a)
       --
   $               $   --          $14.41        (11.76)%   $ 80,355       1.10%+(a)       (0.02)%+          49%           1.41%+(a)
       --           (0.19)          16.33        (12.42)      90,791       1.10(a)(b)       0.01            122            1.39(a)
       --              --           18.86         55.10       64,049       1.10(a)         (0.20)           110            1.41(a)
       --           (0.02)##        12.16         21.80       15,576       1.10+(a)         0.40+           184            1.99+(a)
       --
   $               $   --          $ 9.58         (4.20)%   $  1,307       1.00%+(a)        0.22%+            2%          11.10%+(a)
       --
   $               $   --          $ 9.43         5.25%     $ 12,443       1.00%+(a)       12.17%+           43%           1.71%+(a)
       --           (0.51)           8.96         (5.34)       9,843       1.00+           10.68+            74            1.78+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Nations Separate Account Trust (the "Trust") (formerly known as Nations Annuity Trust), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in the following seven portfolios:
Nations Marsico International Opportunities Portfolio (formerly International Growth Portfolio), Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico 21st Century Portfolio (formerly Aggressive Growth Portfolio), Nations Marsico Growth & Income Portfolio, Nations MidCap Growth Portfolio and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International
  Opportunities --               Seeks long-term growth
                                 of capital.
International Value --           Seeks long-term
                                 capital appreciation
                                 by investing primarily
                                 in equity securities
                                 of foreign issuers,
                                 including emerging
                                 market countries.
Focused Equities --              Seeks long-term growth
                                 of capital.
21st Century --                  Seeks long-term growth
                                 of capital.
Growth & Income --               Seeks long-term growth
                                 of capital with a
                                 limited emphasis on
                                 income.
MidCap Growth --                 Seeks capital
                                 appreciation by
                                 investing in emerging
                                 growth companies that
                                 are believed to have
                                 superior long-term
                                 earnings growth
                                 prospects.
High Yield Bond --               Seeks maximum income
                                 by investing in a
                                 diversified portfolio
                                 of high yield debt
                                 securities.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Futures contracts: All Portfolios may invest in futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or

NATIONS FUNDS
that the counterparty to a contract may default on its obligation to perform.

Foreign currency exchanges: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are exchanged into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are exchanged on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Effective January 1, 2001, the Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies which requires the Portfolios to classify gains and losses realized on principal paydowns received on mortgage-backed securities, previously included in realized gain/loss, as part of interest income. The adoption of this accounting principle has no effect on the Portfolio's net asset value but changed the classification between interest income and realized gain/loss on the Statement of operations. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change. The impact of the adoption of this principle is not material to the financial statements.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by comply-

NATIONS FUNDS
ing with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio. The Portfolios bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, LLC ("BA Advisors") (formerly Banc of America Advisors, Inc. ("BAAI")), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Portfolio:

PORTFOLIO                                     ANNUAL RATE
---------------------------------------------------------
International Value.........................     0.90%
International Opportunities.................     0.80%
Focused Equities, Growth & Income...........     0.75%
MidCap Growth...............................     0.65%
High Yield Bond.............................     0.55%

Effective May 1, 2001, the maximum annual advisory fee increased for the 21st Century Portfolio. The following table shows the current maximum annual advisory fee and the maximum annual advisory fee in effect prior to that date.

                                               RATE IN EFFECT
                                              THROUGH APRIL 30,
PORTFOLIO                     CURRENT RATE          2001
---------------------------------------------------------------
21st Century................      0.75%             0.65%

Effective May 1, 2001, the Trust has, on behalf of the MidCap Growth Portfolio, entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP") (formerly Banc of America Capital Management, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of the Portfolio's average daily net assets.

Prior to May 1, 2001, the Trust had, on behalf of the 21st Century Portfolio entered into a sub-advisory agreement with BA Advisors and BACAP, pursuant to which BACAP was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of the 21st Century Portfolio's average daily net assets.

The Trust has, on behalf of the Focused Equities and Growth & Income Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

Effective May 1, 2001, the Trust has, on behalf of the International Opportunities and 21st Century Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

Prior to May 1, 2001, the Trust had, on behalf of the International Opportunities Portfolio, entered into a sub-advisory agreement with BA Advisors and Gartmore Global Partners ("Gartmore"). Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company. Under the Sub-Advisory Agreement, Gartmore was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.54% of the Portfolio's average daily net assets.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BA

NATIONS FUNDS

Advisors and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BA Advisors and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% over $200 million.

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Opportunities and International Value Portfolios and 0.23% of the average daily net assets of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BA Advisors. For the six months ended June 30, 2001, Stephens and BA Advisors earned 0.06% and 0.11% respectively, of the Portfolio's average daily net assets for their co-administration services.

BA Advisors and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Portfolio. Until April 30, 2002, BA Advisors and Stephens have agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the MidCap Growth Portfolio and High Yield Bond Portfolio, 1.10% for the Focused Equities Portfolio, 21st Century Portfolio (prior to May 1, 2001 the effective annual rate was 1.00%), and Growth & Income Portfolio and 1.25% for the International Opportunities Portfolio and International Value Portfolio.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets. For the six months ended June 30, 2001, expenses of the Trust were reduced by $2,007 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Stephens also serves as distributor of the Portfolios' shares.

For the six months ended June 30, 2001, the Focused Equities Portfolio and the Growth & Income Portfolio paid commissions of $8,721 and $4,198, respectively, to certain affiliates of BA Advisors in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan and a retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company advised by BA Advisors. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the six months ended June 30, 2001, the Portfolios earned $26,208 in the aggregate from such investments, which is included in interest income.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. In the six months ended June 30, 2001, Stephens agreed to voluntarily waive 100% of the Portfolios' shareholder servicing and distribution fees.

NATIONS FUNDS

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended June 30, 2001, were as follows:

PORTFOLIO                    PURCHASES        SALES
------------------------------------------------------
International
  Opportunities...........  $17,631,892    $18,155,964
International Value.......    4,446,691        245,878
Focused Equities..........   65,610,679     68,158,694
21st Century..............    7,628,749      7,729,147
Growth & Income...........   40,617,159     36,851,619
MidCap Growth.............    1,189,624         16,715
High Yield Bond...........    6,991,025      4,513,360

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended June 30, 2001, were as follows:

PORTFOLIO                           PURCHASES     SALES
--------------------------------------------------------
Focused Equities..................  $5,668,340     $--
21st Century......................     162,608      --
Growth & Income...................   2,562,973      --

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2001, the following Portfolio had forward foreign currency contracts outstanding:

                                                                                   VALUE OF
                                                                  VALUE            CONTRACT                          UNREALIZED
                                                               OF CONTRACT           WHEN         MARKET VALUE     APPRECIATION/
                                               LOCAL           WHEN OPENED          OPENED        OF CONTRACT      (DEPRECIATION)
DESCRIPTION                                   CURRENCY       (LOCAL CURRENCY)    (US DOLLARS)     (US DOLLARS)      (US DOLLARS)
---------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND:
Contracts to Sell:
Expiring September 26, 2001..............  EURO                    (212)            $(181)           $(179)             $ 2
Expiring September 27, 2001..............  POUND STERLING           (60)              (84)             (84)              --
                                                                                                                        ---
Total net unrealized appreciation........                                                                               $ 2
                                                                                                                        ===

6.  LINES OF CREDIT

The Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At June 30, 2001, there were no loans outstanding under this Agreement. For the six months ended June 30, 2001, there were no borrowings by the Portfolios under the Agreement.

7.  SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

At June 30, 2001, the following Portfolios had securities on loan:

                              MARKET VALUE OF     MARKET VALUE
PORTFOLIO                    LOANED SECURITIES    OF COLLATERAL
---------------------------------------------------------------
Focused Equities...........     $2,624,420         $2,706,600
Growth & Income............      1,502,361          1,567,705
High Yield Bond............        265,009            269,963

NATIONS FUNDS

8.  CAPITAL LOSS CARRYFORWARD

As of December 31, 2000, the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

                        EXPIRING    EXPIRING    EXPIRING IN
PORTFOLIO               IN 2006     IN 2007        2008
-----------------------------------------------------------
Focused Equities......  $    --       $--       $5,660,894
21st Century..........   78,483        --          530,720
Growth & Income.......       --        --          262,272
High Yield Bond.......       --        --          137,275

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 2000, the following Portfolios have elected to defer losses occurring between November 1, 2000 and December 31, 2000 under these rules, as follows:

                              CAPITAL LOSSES    CURRENCY LOSSES
PORTFOLIO                        DEFERRED          DEFERRED
---------------------------------------------------------------
International
  Opportunities.............     $73,292            $   --
International Value.........          --                86
High Yield Bond.............      52,342             2,601

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2001.